Exhibit 10.1

ASP Isotopes Inc.
2021 Stock Incentive Plan

(Adopted on October 3, 2021)

1. General.

(a) Available Awards. This 2021 Stock Incentive Plan (the “Plan”) of ASP Isotopes Inc., a Delaware corporation (the “Company”), provides for the grant of the following types of awards (each, an “Award”): (i) Incentive Stock Options, (ii) Nonstatutory Stock Options, (iii) Restricted Stock, (iv) Restricted Stock Units, (v) Stock Appreciation Rights, (vi) Stock Awards, (vii) Dividend Equivalents and (viii) Other Stock-Based Awards.

(b) Eligible Award Recipients. The persons eligible to receive Awards (“Eligible Persons”) are Employees, Directors and Consultants.

(c) General Purpose. The Company, by means of the Plan, seeks to secure and retain the services of Eligible Persons, to provide incentives for Eligible Persons to exert maximum efforts for the success of the Company and the Affiliates and to provide a means by which Eligible Persons may be given an opportunity to benefit from increases in value of the Common Stock through the granting of Awards.

2. Definitions.

As used in the Plan, the definitions contained in this Section 2 shall apply to the capitalized terms indicated below:

(a) “Affiliate” means any corporation, partnership, limited liability company, limited liability partnership, association, trust or other organization which, directly or indirectly, controls, is controlled by, or is under common control with, the Company. For purposes of the preceding sentence, “control” (including, with correlative meanings, the terms “controlled by” and “under common control with”), as used with respect to any entity or organization, shall mean the possession, directly or indirectly, of the power (i) to vote more than 50% of the securities having ordinary voting power for the election of the members of the board of directors (or similar governing body) of the controlled entity or organization, or (ii) to direct or cause the direction of the management and policies of the controlled entity or organization, whether through the ownership of voting securities, by contract, or otherwise.

(b) “Award Agreement” means a written or electronic document or agreement setting forth the terms and conditions of a specific Award. An Award Agreement may be in the form of an agreement to be executed by both the Participant and the Company (or an authorized representative of the Company) or certificates, notices or similar instruments as approved by the Committee.

(c) “Board” means the Board of Directors of the Company.

(d) “Cause,” with respect to a Participant means, unless otherwise provided in an Award Agreement, (i) “Cause” as defined in any employment, consulting or similar agreement with the Company or an Affiliate to which the Participant is a party (an “Individual Agreement”), or (ii) if there is no such Individual Agreement or if it does not define Cause: (A) the Participant’s plea of guilty or nolo contendere to, or conviction for, the commission of a felony or a crime of moral turpitude; (B) the Participant’s willful fraud, misappropriation, embezzlement, or material breach of a fiduciary duty owed to the Company or an Affiliate; (C) the Participant’s violation of a written policy of the Company or an Affiliate, which violation causes material harm to the Company’s or Affiliate’s business interests, reputation or goodwill; (D) the Participant’s willful misconduct or gross or willful neglect in the performance of his or her duties on behalf of the Company or an Affiliate (other than as a result of the Participant’s incapacity due to physical or mental illness or injury); (E) the Participant’s material breach of any written agreement between the Participant and the Company or any Affiliate; (F) the Participant’s breach of any nondisclosure, non-solicitation or noncompetition obligation owed to the Company or any Affiliate; (G) the Participant’s refusal or willful failure to substantially perform his or her duties on behalf of the Company and the Affiliates; or (H) any other action by the Participant that materially harms the business interests, reputation, or goodwill of the Company or any Affiliate. The determination by the Committee as to whether “Cause” exists shall be final, conclusive and binding on the Participant.

(e) “Change in Control” means the occurrence of any of the following events:

(i) Any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the “beneficial owner” (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the total voting power represented by the Company’s then outstanding voting securities, except that the following shall be deemed not to be a Change in Control: (A) any change in the beneficial ownership of the securities of the Company as a result of a transaction or series of related transactions undertaken primarily for capital-raising purposes and that is approved by the Board, or (B) a transaction the sole purpose of which is to change the state of the Company’s incorporation or create a holding company that shall be owned in substantially the same proportions by the persons who owned the Company’s securities immediately before such transaction;

(ii) The consummation of a merger or consolidation of the Company with or into another entity or any other corporate reorganization, if, as a result of such merger, consolidation or reorganization, more than fifty percent (50%) of the combined voting power of the continuing or surviving entity’s securities outstanding immediately after such merger, consolidation or other reorganization is owned by persons who were not stockholders of the Company immediately prior to such merger, consolidation or other reorganization; or

(iii) The consummation of a sale, transfer or other disposition of all or substantially all the assets of the Company and its consolidated subsidiaries to an entity of which more than fifty percent (50%) of the combined voting power of its outstanding securities is owned by persons who are not stockholders of the Company at the effective time of such sale, transfer or disposition.

Notwithstanding the foregoing, for purposes of an Award that provides for a deferral of compensation under Section 409A, to the extent the impact of a Change in Control on such Award would subject a Participant to additional taxes under Section 409A, a Change in Control for purposes of such Award will mean both a Change in Control and a “change in the ownership of a corporation,” “change in the effective control of a corporation,” or a “change in the ownership of a substantial portion of a corporation’s assets” within the meaning of Section 409A as applied to the Company.

(f) “Code” means the Internal Revenue Code of 1986, as amended.

(g) “Committee” means a committee of Directors appointed by the Board to administer the Plan or, if no such committee has been appointed by the Board, the Board. At such time as the Common Stock is publicly traded, in the sole discretion of the Board, the Committee may consist solely of two or more Non-Employee Directors, in accordance with Rule 16b-3.

(h) “Common Stock” means the common stock, par value $0.01 per share, of the Company.

(i) “Consultant” means any person, including an advisor, engaged by the Company or an Affiliate to sell or market the Company’s products and services or to render consulting or advisory services and who is compensated for such services.

(j) “Continuous Service” means that the Participant’s service with the Company or an Affiliate, whether as an Employee, Director or Consultant, is not interrupted or terminated. The Participant’s Continuous Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Consultant or Director or a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s service. For example, a change in status from an Employee of the Company to a Consultant of an Affiliate or a Director will not constitute an interruption of Continuous Service. The Committee or the chief executive officer of the Company, in that party’s sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of any leave of absence approved by that party, including sick leave, military leave or any other personal leave.

(k) “Director” means a member of the Board.

(l) “Disability” means permanent and total disability as determined under the Company’s or Affiliate’s long-term disability plan applicable to the Participant, or if there is no such plan applicable to the Participant, the Participant’s permanent and total disability within the meaning of Section 22(e)(3) of the Code.

(m) “Dividend Equivalent” means a right, granted to a Participant under Section 11, to receive cash, Common Stock, other Awards or other property equal in value to dividends paid with respect to a specified number of shares of Common Stock, or other periodic payments.

(n) “Effective Date” means October 3, 2021, the date on which the Plan was approved by the Board.

(o) “Employee” means any person employed by the Company or an Affiliate. Mere service as a Director or payment of a director’s fee by the Company or an Affiliate shall not be sufficient to constitute “employment” by the Company or an Affiliate.

(p) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(q) “Fair Market Value” means, as of any date, the value of a share of the Common Stock determined as follows:

(i) If the Common Stock is listed on any established stock exchange or traded in any established market, the Fair Market Value of a share of Common Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Common Stock) on the date of determination, as reported in The Wall Street Journal or such other source as the Committee deems reliable. Unless otherwise provided by the Committee, if there is no closing sales price and no closing bid for the Common Stock on the date of determination, then the Fair Market Value shall be the closing sales price for the Common Stock (or the closing bid, if no sales were reported) on the last preceding date for which such quotation exists.

(ii) If the Common Stock is not listed on any established stock exchange or traded in any established market, the Fair Market Value shall be the amount determined by the Committee in its discretion in such manner as it deems appropriate, taking into account all factors the Committee deems appropriate, including Section 409A.

Notwithstanding this definition of Fair Market Value, with respect to one or more Awards types, or for any other purpose for which the Committee must determine the Fair Market Value under the Plan, the Committee may choose a different measurement date or methodology for determining Fair Market Value so long as the determination is consistent with Section 409A and all other applicable laws and regulations.

(r) “Incentive Stock Option” means an Option that is intended to be, and qualifies as, an “incentive stock option” within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

(s) “Listing Date” means the first date upon which any security of the Company is listed (or approved for listing) upon notice of issuance on any securities exchange or designated (or approved for designation) upon notice of issuance as a national market security on an interdealer quotation system.

(t) “Non-Employee Director” means a Director who either (i) is not a current Employee or Officer of the Company or its parent or a subsidiary, does not receive compensation (directly or indirectly) from the Company or its parent or a subsidiary for services rendered as a consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K promulgated pursuant to the Securities Act (“Regulation S-K”)), does not possess an interest in any other transaction as to which disclosure would be required under Item 404(a) of Regulation S-K and is not engaged in a business relationship as to which disclosure would be required under Item 404(b) of Regulation S-K; or (ii) is otherwise considered a “non-employee director” for purposes of Rule 16b-3.

(u) “Nonstatutory Stock Option” means an Option not intended to qualify as an Incentive Stock Option.

(v) “Officer” means (i) before the Listing Date, any person designated by the Company as an officer of the Company and (ii) on and after the Listing Date, a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(w) “Option” means an option, granted to a Participant under Section 6, to acquire shares of Common Stock.

(x) “Optionholder” means an Eligible Person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.

(y) “Other Stock-Based Award” means an Award granted to a Participant under Section 12.

(z) “Participant” means an Eligible Person to whom an Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Award.

(aa) “Restricted Stock” means Common Stock, granted to a Participant under Section 8, that is subject to certain restrictions and to a risk of forfeiture.

(bb) “Restricted Stock Unit” means a right, granted to Participant under Section 9, to receive Common Stock, cash or a combination thereof at the end of a specified deferral period.

(cc) “Rule 16b-3” means Rule 16b-3 promulgated by the Securities and Exchange Commission under the Exchange Act, or any successor to Rule 16b-3, as in effect from time to time.

(dd) “Section 409A” means Section 409A of the Code and Department of Treasury regulations and other interpretive guidance issued thereunder, including without limitation any such regulations or other guidance that may be issued or amended after the Effective Date.

(ee) “Securities Act” means the Securities Act of 1933, as amended.

(ff) “Stock Appreciation Right Award” or “SAR” means an Award granted to a Participant under Section 7.

(gg) “Stock Award” means unrestricted shares of Common Stock granted to a Participant under Section 10.

(hh) “Ten Percent Shareholder” means a person who owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or a parent or subsidiary corporation (within the meaning of sections 424(e) and (f) of the Code).

3. Administration.

(a) Administration by the Committee. The Committee shall administer the Plan.

(b) Powers of the Committee. The Committee shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

(i) To determine from time to time (A) which Eligible Persons shall be granted Awards; (B) when and how each Award shall be granted; (C) what type or combination of types of Award shall be granted; (D) the provisions of each Award granted (which need not be identical), including the time or times when a person shall be permitted to receive Common Stock pursuant to an Award; and (E) the number of shares of Common Stock with respect to which an Award shall be granted to each such person.

(ii) To construe and interpret the Plan and Award Agreements, and Awards granted thereunder, and to establish, amend and revoke rules and regulations for their administration. The Committee, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Award Agreement, in a manner and to the extent it shall deem necessary or expedient to make the Plan or any Award fully effective.

(iii) To settle all controversies regarding the Plan or any Award Agreement, or any Awards granted thereunder.

(iv) To accelerate the time at which an Option may first be exercised or the time during which any Award, or any portion thereof, will vest in accordance with the Plan, notwithstanding the provisions in the applicable Award Agreement stating the time at which it may first be exercised or the time during which it will vest.

(v) To approve forms of Award Agreements for use under the Plan and to amend the terms of any one or more Awards or Award Agreements in any respect the Committee deems necessary or advisable, as provided in Section 17.

(vi) To effect, at any time and from time to time, with the consent of any adversely affected Optionholder, (A) the reduction of the exercise price of any outstanding Option under the Plan, (B) the cancellation of any outstanding Option under the Plan and the grant in substitution thereof of (1) a new Option under the Plan (or another equity plan of the Company) covering the same or a different number of shares of Common Stock, (2) any other type of Award, (3) cash and/or (4) any other valuable consideration (as determined by the Committee in its sole discretion) or (C) any other action that is treated as a repricing under generally accepted accounting principles.

(vii) To appoint agents to assist it in administering the Plan that are Employees (whether or not Officers) of the Company, provided that such individuals may not be delegated the authority to grant or modify any Awards that will, or may, be settled in Common Stock, unless specifically authorized pursuant to Section 3(c)(ii).

(viii) Generally, to exercise such powers and to perform such acts as the Committee deems necessary or expedient to promote the best interests of the Company and that are not in conflict with the provisions of the Plan or any Awards.

(c) Delegation of Authority to Officer. The Committee may delegate to one or more Officers the authority to do one or both of the following: (i) designate Employees who are not Officers to be recipients of Options (and, to the extent permitted by applicable law, other Award Awards) and the terms thereof, and (ii) determine the number of shares of Common Stock to be subject to such Awards granted to such Employees; provided, however, that the Committee resolutions regarding such delegation shall specify the total number of shares of Common Stock that may be subject to Awards granted by such Officer and that such Officer may not grant an Award to himself or herself. Notwithstanding anything to the contrary in this Section 3(d), the Committee may not delegate to an Officer the authority to determine the Fair Market Value of Common Stock pursuant to the Plan.

(d) Effect of the Committee’s Decision. All determinations, interpretations and constructions of the Plan made by the Committee in good faith shall not be subject to review by any person and shall be final, binding and conclusive on all persons.

(e) Limitation of Liability. The Committee and each member thereof shall be entitled to, in good faith, rely or act upon any report or other information furnished to him or her by any officer or employee of the Company or any of the Affiliates, the Company’s legal counsel, independent auditors, consultants or any other agents assisting in the administration of this Plan. Members of the Committee and any Officer or Employee of the Company or any of its subsidiaries acting at the direction or on behalf of the Committee shall not be personally liable for any action or determination taken or made in good faith with respect to this Plan, and shall, to the fullest extent permitted by law, be indemnified and held harmless by the Company with respect to any such action or determination.

4. Shares Subject to the Plan.

(a) Limitation on Aggregate Number of Shares Issued Pursuant to the Plan. Subject to the provisions of Section 15(a) relating to capitalization adjustments, the total number of shares of Common Stock reserved and available for issuance in connection with Awards under this Plan shall be 6,000,000 shares. For clarity, the foregoing limitation does not limit the number of shares of Common Stock that may be subject to Awards that are granted pursuant to the Plan, but only the number of shares of Common Stock actually issued pursuant thereto. Following the Listing Date, shares of Common Stock may be issued in connection with a merger or acquisition as permitted by applicable law and the rules of any exchange on which the Common Stock is then listed, and such issuance shall not reduce the number of shares of Common Stock available for issuance under the Plan.

(b) Reversion of Shares. If any (i) Option shall for any reason expire or otherwise terminate (including in accordance with the cancellation and regrant provisions of Section 3(b)(vi)), in whole or in part, without having been exercised in full, (ii) Option is settled for cash (i.e., the Optionholder receives cash rather than stock upon the exercise thereof), (iii) shares of Common Stock issuable upon the exercise of an Option are not delivered to a Participant because such shares are withheld for the payment of taxes or all or any portion of the aggregate exercise price therefor (i.e., “net exercised”) or (iv) shares of Common Stock issued to a Participant pursuant to an Award are forfeited back to or repurchased by the Company because of the failure to meet a contingency or condition required for the vesting of such shares, then the shares of Common Stock issuable but not issued and delivered under such Option, or forfeited to or repurchased by the Company, shall remain available for issuance under the Plan and such expiration, termination, cancellation, settlement, withholding, forfeiture or repurchase shall not reduce (or otherwise offset) the number of shares of Common Stock that may be issued pursuant to the Plan. If the exercise price of any Option is satisfied by tendering shares of Common Stock held by the Participant (either by actual delivery or attestation), then the number of shares so tendered shall be treated as having been withheld from the number of shares issuable upon the exercise of the Option pursuant to clause (iii) of the preceding sentence and the number of shares deemed to have been so withheld shall remain available for issuance under the Plan and such withholding shall not reduce (or otherwise offset) the number of shares of Common Stock that may be issued pursuant to the Plan. If any shares of Common Stock delivered to a Participant upon the exercise of an Option, or any shares of Common Stock issued to a Participant pursuant to any other Award, shall for any reason be repurchased by the Company under a repurchase option provided under the Plan or any Award Agreement, the shares of Common Stock repurchased by the Company under such repurchase option shall not revert to or otherwise become available for issuance again under the Plan.

(c) Incentive Stock Option Limit. Subject to the provisions of Section 15(a) relating to capitalization adjustments, the aggregate maximum number of shares of Common Stock that may be issued pursuant to the exercise of Incentive Stock Options shall be 6,000,000 shares; provided, that the Company’s stockholders approve this Plan within twelve (12) months of the Effective Date.

(d) Source of Shares. The stock issuable under the Plan shall be shares of authorized but unissued Common Stock, or reacquired Common Stock (including shares repurchased by the Company on the open market or otherwise).

5. Eligibility.

(a) Eligibility for Specific Awards. Incentive Stock Options may be granted to only Employees who are employed by the Company or a parent or subsidiary corporation (within the meaning of sections 424(e) and (f) of the Code) of the Company. Awards other than Incentive Stock Options may be granted to Employees, Directors and Consultants.

(b) Consultants.

(i) Prior to the Listing Date, a Consultant shall not be eligible for the grant of an Award if, at the time of grant, either the offer or the sale of the Company’s securities to such Consultant is not exempt under Rule 701 of the Securities Act (“Rule 701”) because of the nature of the services that the Consultant is providing to the Company, or because the Consultant is not a natural person, or as otherwise provided by Rule 701, unless the Company determines that such grant need not comply with the requirements of Rule 701 and will satisfy another exemption under the Securities Act as well as comply with the securities laws of all other relevant jurisdictions.

(ii) From and after the Listing Date, a Consultant shall be eligible for the grant of an Award only if, at the time of grant, a Form S-8 Registration Statement under the Securities Act (“Form S-8”) is available to register the offer or the sale of the Company’s securities to such Consultant, unless the Company determines both (A) that such grant (1) shall be registered in another manner under the Securities Act (e.g., on a Form S-3 Registration Statement) or (2) does not require registration under the Securities Act in order to comply with the requirements of the Securities Act, if applicable, and (B) that such grant complies with the securities laws of all other relevant jurisdictions.

(iii) Rule 701 and Form S-8 generally are available to consultants and advisors only if (A) they are natural persons; (B) they provide bona fide services to the issuer, its parents, its majority-owned subsidiaries or majority-owned subsidiaries of the issuer’s parent and (C) the services are not in connection with the offer or sale of securities in a capital-raising transaction, and do not directly or indirectly promote or maintain a market for the issuer’s securities.

6. Option Provisions.

Each Award Agreement evidencing an Option shall be in such form and shall contain such terms and conditions as the Committee shall deem appropriate. All Options shall be separately designated Incentive Stock Options or Nonstatutory Stock Options at the time of grant, and a separate certificate or certificates shall be issued for shares purchased on exercise of each type of Option. If an Option is not specifically designated as an Incentive Stock Option, then the Option shall be a Nonstatutory Stock Option. The provisions of separate Options need not be identical, but each Award Agreement shall comply with or include (through incorporation of provisions hereof by reference in such Award Agreement or otherwise) the substance of each of the following provisions:

(a) Term. No Option shall be exercisable after the expiration of ten (10) years from the date it was granted and no Incentive Stock Option granted to a Ten Percent Shareholder shall be exercisable after the expiration of five (5) years from the date it was granted.

(b) Exercise Price. The exercise price of each Option shall be not less than one hundred percent (100%) of the Fair Market Value on the date the Option is granted and the exercise price of each Incentive Stock Option granted to a Ten Percent Shareholder shall be not less than one hundred ten percent (110%) of the Fair Market Value on the date the Option is granted. Notwithstanding the foregoing, an Option may be granted with an exercise price lower than one hundred percent (100%) of the Fair Market Value if such Option is granted pursuant to an assumption or substitution for another option in a manner consistent with the provisions of Section 424(a) of the Code (whether or not such Options are Incentive Stock Options).

(c) Consideration. The purchase price of Common Stock acquired pursuant to the exercise of an Option shall be paid to the Company in cash (including by wire transfer of immediately available funds or by check, bank draft or money order payable to the Company) or, to the extent permitted by applicable law and as determined by the Committee in its sole discretion, by any of the alternative methods of payment set forth below, or any combination of the foregoing. The Committee shall have the authority to grant Options that do not permit any or all of the following alternative methods of payment (or otherwise restrict the ability to use certain methods) and to grant Options that require the consent of the Company to utilize a particular method of payment. The alternative methods of payment permitted by this Section 6(c) are:

(i) through a “cashless exercise” pursuant to a program developed under Regulation T (promulgated by the Federal Reserve Board) that, prior to the issuance of the Common Stock issuable upon exercise of the Option, results in either the receipt of cash (or check) by the Company or the receipt of irrevocable instructions to pay the aggregate exercise price to the Company from the sales proceeds;

(ii) by delivery to the Company (either by actual delivery or attestation) of shares of Common Stock;

(iii) by a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Common Stock issuable upon exercise of the Option by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate exercise price; provided, however, that the Company shall accept a cash or other payment from the Participant to the extent of any remaining balance of the aggregate exercise price not satisfied by such reduction in the number of whole shares to be issued; and provided, further, that shares of Common Stock will no longer be subject to an Option and will not be exercisable thereafter to the extent that (A) shares issuable upon exercise are reduced to pay the exercise price pursuant to the “net exercise,” (B) shares are delivered to the Participant as a result of such exercise and/or (C) shares are withheld to satisfy tax withholding obligations; or

(iv) in any other form of legal consideration that may be acceptable to the Committee in its sole discretion and permissible under applicable law.

The Committee may permit the payment of all or any portion of the purchase price of Common Stock acquired pursuant to the exercise of an Option according to a deferred payment arrangement with the Participant; provided, however, that payment of the Common Stock’s “par value,” as defined in the Delaware General Corporation Law, shall not be made by deferred payment. In the case of any deferred payment arrangement, interest shall be compounded at least annually and shall be charged at the minimum rate of interest necessary to avoid the treatment as interest, under any applicable provisions of the Code, of any amounts other than amounts stated to be interest under the deferred payment arrangement.

(d) Transferability of Options. The Committee may, in its sole discretion, impose such limitations on the transferability of Options as the Committee shall determine. In the absence of such a determination by the Committee to the contrary, the following restrictions on the transferability shall apply to each Option:

(i) Transfers During Lifetime. During the lifetime of the Optionholder, an Option shall not be transferable and shall be exercisable by only the Optionholder; provided, however, that the Committee may, in its sole discretion, permit transfer of the Option in a manner that is not prohibited by applicable tax and/or securities laws upon the Optionholder’s request. Notwithstanding the foregoing, an Option may be transferred pursuant to a domestic relations order; provided, however, that if an Option is an Incentive Stock Option, such Option may be deemed to be a Nonstatutory Stock Option as a result of such transfer.

(ii) Transfers Upon Death. The Optionholder may, by delivering written notice to the Company (in a form provided by or otherwise satisfactory to the Company), designate a third party who, in the event of the death of the Optionholder, shall thereafter have the sole right to exercise an Option and receive the Common Stock or other consideration resulting from the exercise thereof. In the absence of such a designation, the Option shall be transferable upon the Optionholder’s death only by will or by the laws of descent and distribution.

(e) Vesting. The total number of shares of Common Stock subject to an Option may vest and therefore become exercisable in periodic installments that may or may not be equal. The Option may be subject to such other terms and conditions on the time or times when it may or may not be exercised (which may be based on performance or other criteria) as the Committee may deem appropriate. The vesting provisions of individual Options may vary. The provisions of this Section 6(e) are subject to any Option provisions governing the minimum number of shares as to which an Option may be exercised.

(f) Exercisability and Termination.

(i) Termination of Continuous Service. In the event that an Optionholder’s Continuous Service terminates (other than for Cause or upon the Optionholder’s death or Disability), the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of such termination of Continuous Service) but only within such period of time ending on the earlier of (A) thirty (30) days following the termination of the Optionholder’s Continuous Service (or such longer or shorter period specified in the Award Agreement, that, for Options granted prior to the Listing Date, shall not be less than thirty (30) days), or (B) the expiration of the term of the Option as set forth in the Award Agreement. If, after such termination of Continuous Service, the Optionholder does not exercise his or her Option within the time specified in the Award Agreement, the Option shall terminate.

(ii) Termination for Cause. In the event that an Optionholder’s Continuous Service is terminated for Cause by the Company or any Affiliate, the Option shall no longer be exercisable and shall terminate immediately.

(iii) Disability of Optionholder. In the event that an Optionholder’s Continuous Service terminates as a result of the Optionholder’s Disability, the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of such termination of Continuous Service), but only within such period of time ending on the earlier of (A) the date three (3) months following such termination of Continuous Service (or such longer or shorter period specified in the Award Agreement) or (B) the expiration of the term of the Option as set forth in the Award Agreement. If, after such termination of Continuous Service, the Optionholder does not exercise his or her Option within the time specified herein, the Option shall terminate.

(iv) Death of Optionholder. In the event that (A) an Optionholder’s Continuous Service terminates as a result of the Optionholder’s death or (B) the Optionholder dies within the period (if any) specified in the Award Agreement after the termination of the Optionholder’s Continuous Service for a reason other than death, then the Option may be exercised (to the extent the Optionholder was entitled to exercise such Option as of the date of death) by the Optionholder’s estate, by a person who acquired the right to exercise the Option by bequest or inheritance or, if applicable, by a person designated to exercise the option upon the Optionholder’s death pursuant to Section 6(d)(ii), but only within the period ending on the earlier of (1) the date eleven (11) months following the date of death (or such longer or shorter period specified in the Award Agreement, that, for Options granted prior to the Listing Date, shall not be less than six (6) months) or (2) the expiration of the term of such Option as set forth in the Award Agreement. If, after the Optionholder’s death, the Option is not exercised within the time specified herein, the Option shall terminate.

(v) Extension of Termination Date. An Award Agreement may provide that if the exercise of the Option following the termination of the Optionholder’s Continuous Service (other than for Cause) would be prohibited at any time solely because the issuance of shares would violate the registration requirements under the Securities Act, then the period during which the Optionholder is prevented from exercising the Option solely by the operation of such prohibition shall not be counted for purposes of calculating the time period following the termination of the Optionholder’s Continuous Service during which the Option may be exercised. In no event, however, shall the Option be exercisable after the expiration of the term of the Option.

(g) Restrictions on Transfer of Shares. Any shares issued upon exercise of an Option shall be subject to such special forfeiture conditions, rights of repurchase, rights of first refusal, bring-along rights and other transfer restrictions as the Committee may determine. Such restrictions shall be set forth in the applicable Award Agreement and shall apply in addition to any restrictions that may apply to holders of shares of Common Stock generally.

7. Stock Appreciation Right Provisions.

Each Award Agreement evidencing an Award of SARs shall be in such form and shall contain such terms and conditions as the Committee shall deem appropriate. The terms and conditions of such Award Agreements may change from time to time, and the terms and conditions of separate Award Agreements need not be identical, but each Award Agreement evidencing an SAR shall comply with or include (through incorporation of provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

(a) Right to Payment. An SAR shall confer on the Participant to whom it is granted a right to receive, upon exercise thereof, the excess of (i) the Fair Market Value of one share of Stock on the date of exercise over (i) the grant price of the SAR as determined by the Committee.

(b) Grant Price. Each Award Agreement evidencing an SAR shall state the grant price per share of Common Stock; provided, however, that the grant price per share of Common Stock subject to an SAR shall not be less than the greater of (i) the par value per share of the Common Stock or (ii) 100% of the Fair Market Value per share of the Common Stock as of the date of grant of the SAR (the “Minimum Grant Price”). In the event an SAR is granted with a grant price less than the Minimum Grant Price, the grant price of such SAR shall be deemed to be the Minimum Grant Price.

(c) Time and Method of Exercise. Except as otherwise provided herein, the Committee shall determine, at the date of grant or thereafter, the number of shares of Common Stock to which the SAR relates, the time or times at which and the circumstances under which an SAR may be vested and/or exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the method of exercise, method of settlement, form of consideration payable upon settlement, method by or forms in which Common Stock (if any) will be delivered to Participants, and any other terms and conditions of any SAR. SARs may be either free-standing or in tandem with other Awards. No SAR may be exercisable for a period of more than ten (10) years following the date of grant of the SAR.

(d) Termination for Cause. In the event that a Participant’s Continuous Service is terminated for Cause by the Company or any Affiliate, such Participant’s SARs shall no longer be exercisable and shall terminate immediately.

(e) Rights Related to Options. An SAR granted in connection with an Option shall entitle a Participant, upon exercise, to surrender that Option or any portion thereof, to the extent unexercised, and to receive payment of an amount determined by multiplying (i) the difference obtained by subtracting the exercise price with respect to a share of Common Stock specified in the related Option from the Fair Market Value of a share of Common Stock on the date of exercise of the SAR, by (ii) the number of shares as to which that SAR has been exercised. The Option shall then cease to be exercisable to the extent surrendered. SARs granted in connection with an Option shall be subject to the terms and conditions of the Award Agreement governing the Option, which shall provide that the SAR is exercisable only at such time or times and only to the extent that the related Option is exercisable and shall not be transferable except to the extent that the related Option is transferrable.

8. Restricted Stock Provisions.

Each Award Agreement evidencing Restricted Stock shall be in such form and shall contain such terms and conditions as the Committee shall deem appropriate. The terms and conditions of such Award Agreements may change from time to time, and the terms and conditions of separate Award Agreements need not be identical, but each Award Agreement evidencing Restricted Stock shall comply with or include (through incorporation of provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

(a) Vesting. Shares of Restricted Stock shall be subject to a vesting schedule or performance vesting conditions to be determined by the Committee and set forth in the applicable Restricted Stock Agreement. The vesting provisions of individual Restricted Stock Awards may vary.

(b) Termination of Participant’s Continuous Service. Except as otherwise provided in a Restricted Stock Award Agreement, if the recipient’s Continuous Service terminates (with or without Cause), all of the shares of Restricted Stock issued pursuant to such Restricted Stock Award that have not vested as of the date of termination shall be immediately forfeited to and reacquired by the Company.

(c) Restrictions on Transfer of Shares. Shares of Restricted Stock shall be subject to such special forfeiture conditions, rights of repurchase, rights of first refusal, bring-along rights and other transfer restrictions as the Committee may determine. Such restrictions shall be set forth in the applicable Restricted Stock Award Agreement and shall apply in addition to any restrictions that may apply to holders of shares of Common Stock generally.

9. Restricted Stock Unit Provisions.

Each Award Agreement evidencing Restricted Stock Units shall be in such form and shall contain such terms and conditions as the Committee shall deem appropriate. The terms and conditions of such Award Agreements may change from time to time, and the terms and conditions of separate Award Agreements need not be identical, but each Award Agreement evidencing Restricted Stock Units shall comply with or include (through incorporation of provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

(a) Award and Restrictions. Restricted Stock Units shall be subject to such restrictions (which may include a risk of forfeiture) as the Committee may impose, if any, which restrictions may lapse at the expiration of the deferral period or at earlier specified times (including based on achievement of performance goals and/or future service requirements), separately or in combination, in installments or otherwise, as the Committee may determine.

(b) Settlement. Settlement of Restricted Stock Units shall occur upon expiration of the deferral period specified for such Restricted Stock Unit by the Committee (or, if permitted by the Committee, as elected by the Participant). Restricted Stock Units shall be satisfied by the delivery of (i) a number of shares of Common Stock equal to the number of RSUs vesting on such date, or (ii) cash in an amount equal to the Fair Market Value of the specified number of shares of Common Stock covered by the vesting Restricted Stock Units, or a combination thereof, as determined by the Committee at the date of grant or thereafter.

10. Stock Awards. The Committee is authorized to grant a Stock Award under the Plan to any eligible person as a bonus, as additional compensation, or in lieu of cash compensation the individual is otherwise entitled to receive, in such amounts and subject to such other terms as the Committee in its discretion determines to be appropriate.

11. Dividend Equivalents. The Committee is authorized to grant Dividend Equivalents to an eligible person, entitling the eligible person to receive cash, Common Stock, other Awards, or other property equal in value to dividends paid with respect to a specified number of shares of Common Stock, or other periodic payments. Dividend Equivalents may be awarded on a free-standing basis or in connection with another Award (other than an Award of Options, Restricted Stock or a Stock Award). The Committee may provide that Dividend Equivalents shall be paid or distributed when accrued or at a later specified date, and if distributed at a later date may be deemed to have been reinvested in additional Common Stock, Awards, or other investment vehicles or accrued in a bookkeeping account without interest, and subject to such restrictions on transferability and risks of forfeiture, as the Committee may specify. With respect to Dividend Equivalents granted in connection with another Award, absent a contrary provision in the Award Agreement, such Dividend Equivalents shall be subject to the same restrictions and risk of forfeiture as the Award with respect to which the dividends accrue and shall not be paid unless and until such Award has vested and been earned. Notwithstanding the foregoing, Dividend Equivalents shall only be paid in a manner that is either exempt from or in compliance with Section 409A.

12. Other Stock-Based Awards. The Committee is authorized, subject to limitations under applicable law, to grant to eligible persons such other Awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Common Stock, as deemed by the Committee to be consistent with the purposes of this Plan, including without limitation convertible or exchangeable debt securities, other rights convertible or exchangeable into Common Stock, purchase rights for Common Stock, Awards with value and payment contingent upon performance of the Company or any other factors designated by the Committee, and Awards valued by reference to the book value of Common Stock or the value of securities of or the performance of specified subsidiaries of the Company. The Committee shall determine the terms and conditions of such Other Stock-Based Awards. Common Stock delivered pursuant to an Other-Stock Based Award in the nature of a purchase right granted under this Section 12 shall be purchased for such consideration, paid for at such times, by such methods, and in such forms, including, without limitation, cash, Common Stock, other Awards, or other property, as the Committee shall determine.

13. Securities Law Compliance. The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Awards and to issue and sell shares of Common Stock pursuant to such Awards (including upon the exercise of Options); provided, however, that this undertaking shall not require the Company to register, under the Securities Act or any state securities laws, the Plan, any Award or any Common Stock issued or issuable pursuant to any Award. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority that counsel for the Company deems necessary for the lawful grant of such Awards and the lawful issuance and sale of shares of Common Stock pursuant to such Awards (including upon the exercise of Options), the Company shall be relieved from any liability for failure to grant such Awards or to issue and sell such shares of Common Stock unless and until such authority is obtained.

14. Miscellaneous.

(a) Use of Proceeds from Awards. Proceeds from the issuance and sale of Common Stock pursuant to Awards shall constitute general funds of the Company.

(b) Shareholder Rights. No Participant shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock covered by or subject to an Award unless and until such Participant is duly issued or transferred such shares of Common Stock in accordance with the terms of the Award.

(c) No Employment or other Service Rights. Nothing in the Plan, any Award Agreement or any other instrument executed or Award granted pursuant thereto shall confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Award was granted, or in any other capacity, or shall affect the right of the Company or an Affiliate to terminate (i) the employment of an Employee with or without notice and with or without Cause, (ii) the service of a Consultant pursuant to the terms of such Consultant’s agreement with the Company or an Affiliate or (iii) the service of a Director pursuant to the Bylaws of the Company and any applicable provisions of the Delaware General Corporation Law.

(d) Incentive Stock Option $100,000 Limitation. To the extent that the aggregate Fair Market Value (determined at the time of grant) of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and the Affiliates) exceeds one hundred thousand dollars ($100,000), the Options or portions thereof that exceed such limit (according to the order in which they were granted) shall be treated as Nonstatutory Stock Options.

(e) Investment Assurances. The Company may require a Participant, as a condition of being issued an Award or any shares of Common Stock pursuant thereto, to give written assurances satisfactory to the Company (i) as to the Participant’s knowledge and experience in financial and business matters (and/or that the Participant will employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters), (ii) that the Participant is capable of evaluating, alone or together with a purchaser representative, the merits and risks of making an investment in the Common Stock and (iii) that the Participant is acquiring the Award and the Common Stock issued or issuable pursuant thereto for the Participant’s own account and not with any present intention of selling or otherwise distributing the Award or any such Common Stock. The foregoing requirements, and any assurances given pursuant to such requirements, shall be inoperative (A) if the issuance of Common Stock has been registered under a then currently effective registration statement under the Securities Act or (B) as to any particular requirement, to the extent that a determination is made by counsel to the Company that such requirement need not be met in the circumstances under the securities laws then applicable. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under any Award as such counsel may deem necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the stock represented thereby.

(f) Withholding Obligations. The Company and the Affiliates are authorized to withhold from any Award granted, or any payment relating to an Award, including from a distribution of Common Stock, taxes due or potentially payable in connection with any transaction involving an Award, and to take such other action as the Committee may deem advisable to enable the Company, the Affiliates and Participants to satisfy the payment of withholding taxes and other tax obligations relating to any Award in such amounts as may be determined by the Company. The Committee shall determine, in its sole discretion, the form of payment acceptable for such tax withholding obligations, including the delivery of cash or cash equivalents, Common Stock (including previously owned shares, net settlement, a broker-assisted sale, or other cashless withholding or reduction of the amount of shares otherwise issuable or delivered pursuant to the Award), other property, or any other legal consideration the Committee deems appropriate. If such tax withholding amounts are satisfied through net settlement or previously owned shares, the maximum number of shares of Common Stock that may be so withheld (or surrendered) shall be the number of shares of Stock that have an aggregate Fair Market Value on the date of withholding or repurchase equal to the aggregate amount of such tax liabilities determined based on the greatest withholding rates permitted by applicable law for federal, state, foreign and/or local tax purposes, including payroll taxes, that may be utilized without creating adverse accounting treatment for the Company with respect to such Award, as determined by the Committee.

(g) Clawback/Recovery. All Awards granted under the Plan will be subject to recoupment in accordance with any clawback policy that the Company is required to adopt pursuant to the listing standards of any national securities exchange or association on which the Company’s securities are listed or as is otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act or other applicable laws. In addition, the Committee may impose such other clawback, recovery or recoupment provisions on an Award as the Committee determines necessary or appropriate, including, but not limited to, a reacquisition right in respect of previously issued shares of Common Stock upon a Participant’s termination for Cause.

15. Adjustments upon Changes in Stock.

(a) Capitalization Adjustments. If any change is made in the Common Stock without the receipt of consideration by the Company (through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company), (i) the Plan will be appropriately adjusted in the class(es) and maximum number of securities subject to the Plan pursuant to Section 4(a) and the maximum number of shares of Common Stock that may be issued pursuant to the exercise of Incentive Stock Options pursuant to Section 4(c), and (ii) the outstanding Options will be appropriately adjusted in the class(es) and number of securities and the exercise price per share of stock subject to such Options. The Board, the determination of which shall be final, binding and conclusive, shall make such adjustments. (The conversion of any convertible securities of the Company shall not be treated as a transaction “without receipt of consideration” by the Company.) If, as a result of any such adjustment, one or more classes of stock other than Common Stock are issuable pursuant to Awards, then each reference in the Plan to “Common Stock” shall also be deemed to refer to such other classes of stock.

(b) Dissolution or Liquidation. In the event of a dissolution or liquidation of the Company, all outstanding Awards (whether or not then vested) shall be terminated if not exercised or settled in connection with or prior to such event.

16. Change in Control and Other Events.

(a) Change in Control. Notwithstanding any other provisions of the Plan or an Award Agreement to the contrary, upon a Change in Control or changes in the outstanding Common Stock by reason of a recapitalization, reorganization, merger, consolidation, combination, exchange or other relevant change in capitalization occurring after the date of the grant of any Award and not otherwise provided for in Section 15(a), the Committee, acting in its sole discretion without the consent or approval of any holder, may effect one or more of the following alternatives, which may vary among individual holders and which may vary among Options, SARs or other Awards held by any individual holder: (i) remove any applicable forfeiture restrictions on any Award; (ii) accelerate the time of exercisability of an Award so that such Award may be exercised in full or in part for a limited period of time on or before a date specified by the Committee, before or after such Change in Control, after which specified date all unexercised Awards and all rights of holders thereunder shall terminate; (iii) provide for a cash payment with respect to outstanding Awards by requiring the mandatory surrender to the Company by selected holders of some or all of the outstanding Awards held by such holders (irrespective of whether such Awards are then vested or exercisable pursuant to the Plan) as of a date, before or after such Change in Control, specified by the Committee, in which event the Committee shall thereupon cancel such Awards (with respect to all shares subject to such Awards) and pay to each holder an amount of cash (or other consideration including securities or other property) per Award (other than a Dividend Equivalent) equal to the Change in Control Price (as defined below), less the exercise price with respect to an Option or SAR, as applicable to such Awards; provided, however, that to the extent the exercise price of an Option or an SAR exceeds the Change in Control Price, such award may be canceled for no consideration; (iv) cancel Awards that are unexercisable or remain subject to a restricted period as of the date of a Change in Control without payment of any consideration to the Participant for such Awards; or (v) make such adjustments to Awards then outstanding as the Committee deems appropriate to reflect such Change in Control (including, but not limited to, (x) the substitution, assumption, or continuation of Awards by the successor company or a parent or subsidiary thereof for new awards, and (y) the adjustment as to the number and price of shares of Common Stock or other consideration subject to such Awards); provided, however, that the Committee may determine in its sole discretion that no adjustment is necessary to Awards then outstanding.

(b) Change in Control Price. The “Change in Control Price” shall equal the amount determined in the following clause (i), (ii), (iii), (iv) or (v), whichever is applicable, as follows: (i) the price per share offered to holders of Common Stock in any merger or consolidation, (ii) the per share Fair Market Value of the Common Stock immediately before the Change in Control without regard to assets sold in the Change in Control and assuming the Company has received the consideration paid for the assets in the case of a sale of the assets, (iii) the amount distributed per share of Common Stock in a dissolution transaction, (iv) the price per share offered to holders of Common Stock in any tender offer or exchange offer whereby a Change in Control takes place, or (v) if such Change in Control occurs other than pursuant to a transaction described in clauses (i), (ii), (iii), or (iv) of this Section 16(b), the Fair Market Value per share of the Common Stock that may otherwise be obtained with respect to such Awards or to which such Awards track, as determined by the Committee as of the date determined by the Committee to be the date of cancellation and surrender of such Awards. In the event that the consideration offered to stockholders of the Company in any transaction described in this Section 16(b) or in Section 16(a) consists of anything other than cash, the Committee shall determine the fair cash equivalent of the portion of the consideration offered which is other than cash and such determination shall be binding on all affected Participants to the extent applicable to Awards held by such Participants.

17. Amendment of the Plan and Stock Awards.

(a) Amendment of Plan. The Board at any time, and from time to time, may amend the Plan, including without limitation in relation to Incentive Stock Options and certain nonqualified deferred compensation under Section 409A and/or to bring the Plan or Awards granted under the Plan into compliance therewith, subject to the limitations, if any, of applicable law. Except as provided above, no Participant’s rights under any Award granted before any amendment of the Plan may be impaired by any such amendment unless (i) the Company requests the consent of the affected Participant to such amendment and (ii) such Participant consents thereto in writing.

(b) Stockholder Approval. Except as provided in Section 15(a) relating to capitalization adjustments, no amendment shall be effective unless approved by the stockholders of the Company to the extent stockholder approval is necessary to satisfy the requirements of any applicable law or any applicable listing requirement.

(c) Amendment of Awards. The Committee at any time, and from time to time, may amend the terms of any one or more Awards (or the Award Agreements relating thereto), including without limitation to amendments to provide terms more favorable to the applicable Participant than previously provided in the Award Agreement, subject to any specified limitations in the Plan that are not subject to Committee discretion; provided, however, that no Participant’s rights under any Award may be impaired by any such amendment unless (i) the Company requests the consent of the affected Participant to such amendment and (ii) such Participant consents thereto in writing. Notwithstanding the foregoing, subject to the limitations of applicable law, if any, the Committee may amend the terms of any one or more Awards without the affected Participants’ consent if necessary to maintain the qualified status of such Awards as Incentive Stock Options or to bring such Awards into compliance with Section 409A.

18. Termination or Suspension of the Plan.

(a) Plan Term. The Plan shall be of unlimited duration; provided, however, that (i) no Incentive Stock Option shall be granted under the Plan after the ten (10) year anniversary of the effective date of the Plan, and (ii) the Board may suspend or terminate the Plan at any time. No Awards may be granted under the Plan while the Plan is suspended or after it is terminated, however any Award granted prior to such termination, and the authority of the Board or Committee to amend, alter, adjust, suspend, discontinue, or terminate any such Award or to waive any conditions or rights under such Award in accordance with the terms of this Plan, shall extend beyond such termination date until the final disposition of such Award.

(b) No Impairment of Rights. Suspension or termination of the Plan shall not impair rights and obligations under any Award granted while the Plan is in effect except with the written consent of the affected Participant.

19. Effective Date of Plan.

The Plan shall become effective as determined by the Board, but no Option shall be exercised, and no Award shall be granted, unless and until the Plan has been approved by the stockholders of the Company, which approval shall be within twelve (12) months before or after the date the Plan is adopted by the Board.

20. Compliance with Section 409A.

To the extent that the Committee determines that any Award granted under the Plan is subject to Section 409A, the Award Agreement evidencing such Award shall incorporate the terms and conditions necessary to avoid the consequences described in Section 409A(a)(1) of the Code. To the extent applicable, the Plan and all Award Agreements shall be interpreted in accordance with Section 409A. Notwithstanding any provision of the Plan to the contrary, in the event that the Committee determines that any Award may be subject to Section 409A, the Committee may adopt such amendments to the Plan and the applicable Award Agreement or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, that the Committee determines are necessary or appropriate to (a) exempt the Award from Section 409A and/or preserve the intended tax treatment of the benefits provided with respect to the Award or (b) comply with the requirements of Section 409A.

21. Choice of Law.

The law of the State of Delaware shall govern all questions concerning the construction, validity and interpretation of the Plan, without regard to such state’s conflict of laws rules.

ASP Isotopes Inc.
2021 Stock Incentive Plan

STOCK OPTION AGREEMENT
(Incentive Stock Option)

Pursuant to the Company’s 2021 Stock Incentive Plan (the “Plan”), the Company has granted to the Optionholder an option (the “Option”) to purchase the number of shares of the common stock, par value $0.01 per share, of the Company (“Common Stock”), set forth in that certain Stock Option Grant Notice (the “Grant Notice”) executed by the Company and the Optionholder as of the Grant Date. Capitalized terms used but not otherwise defined in this Agreement shall have the meanings set forth in the Plan and the Grant Notice, each of which is attached hereto and incorporated herein in their entirety.

The Option is subject to all of the terms and conditions set forth in this Agreement and in each of the Plan, the Grant Notice and the Notice of Exercise attached to the Grant Notice.

1. Number of Shares Subject to the Option.

The number of shares of Common Stock subject to the Option (the “Subject Shares”) as of the Grant Date is set forth in the Grant Notice. The number of Subject Shares will be reduced following the Grant Date by the number of shares of Common Stock for which the Option is exercised by the Optionholder. In addition, the number of Subject Shares will be adjusted from time to time upon the occurrence of certain capitalization changes affecting the Common Stock, as provided in Section 15(a) of the Plan.

2. Exercise Price.

The exercise price per share of Common Stock to be paid by the Optionholder upon the exercise of the Option (the “Exercise Price”) is set forth in the Grant Notice. The Exercise Price will be adjusted from time to time upon the occurrence of certain capitalization changes affecting the Common Stock, as provided in Section 15(a) of the Plan.

3. Vesting of the Option.

The Optionholder may exercise the Option with respect to only Subject Shares that have vested in accordance with the vesting schedule set forth in the Grant Notice. The Option may not be exercised with respect to Subject Shares that have not vested. The vesting of Subject Shares will cease immediately upon the termination of the Optionholder’s Continuous Service for any reason. No Subject Shares will vest in respect of any period between the date of termination of the Optionholder’s Continuous Service and the immediately preceding vesting date.

4. Term of the Option.

The Optionholder may exercise the Option only during the term of the Option. The term of the Option begins on the Grant Date and ends on the first to occur of the following dates:

(a) the date on which the Optionholder’s Continuous Service is terminated for Cause;

(b) subject to extension pursuant to Section 4(d) and/or Section 5 below, the date that is thirty (30) days after the Optionholder’s Continuous Service is terminated (whether by the Optionholder or by the Company or its Affiliates) other than for Cause or due to the death or Disability of the Optionholder;

(c) subject to extension pursuant to Section 4(d) and/or Section 5 below, the date that is three (3) months after the Optionholder’s Continuous Service is terminated due to the Disability of the Optionholder;

(d) subject to extension pursuant to Section 5 below, the date that is eleven (11) months after the Optionholder’s death if (i) the Optionholder’s Continuous Service is terminated due to the death of the Optionholder or (ii) the Optionholder dies during the thirty (30) day period provided in Section 4(b) above or the three (3) month period provided in Section 4(c) above, as applicable;

(e) the date on which the Optionholder transfers or purports to transfer the Option (in whole or in part) in violation of Section 8 below;

(f) the date on which the Optionholder transfers or purports to transfer any shares of Common Stock issued upon exercise of the Option, or any beneficial interest therein, in violation of Section 9 below;

(g) the effective date of a Change in Control if the surviving corporation or acquiring corporation does not assume the Option or substitute similar options for the Option, as further provided in Section 15 below;

(h) the Expiration Date indicated in the Grant Notice; or

(i) the ten (10) year anniversary of the Grant Date.

5. Securities Law Compliance.

Notwithstanding anything to the contrary contained herein or in the Grant Notice, the Optionholder may not exercise the Option unless the shares issuable upon such exercise are then registered under the Securities Act and any applicable state securities or “blue sky” laws or, if such shares are not then so registered, the Company has determined that such exercise and issuance would be exempt from the registration requirements of the Securities Act and such state laws. The exercise of the Option must also comply with other applicable laws and regulations governing the Company, the Option and the Common Stock, and the Optionholder may not exercise the Option if the Company determines that such exercise would not be in material compliance with such laws and regulations. If the Optionholder is prevented from exercising the Option solely by the operation of this Section 5 during the thirty (30) day period provided in Section 4(b) above, the three (3) month period provided in Section 4(c) above or the eleven (11) month period provided in Section 4(d) above, as applicable, then the period during which the Optionholder is prevented from exercising the Option solely by the operation of this Section 5 shall not be counted for purposes of calculating the time periods set forth in such Section 4(b), Section 4(c) or Section 4(d).

6. Manner of Exercise of the Option.

To exercise the Option (when and to the extent exercisable), the Optionholder must deliver to the Secretary of the Company (or to such other person as the Company may designate), during the Company’s regular business hours, (a) a properly completed and duly executed Notice of Exercise (in the form attached to the Grant Notice or as otherwise designated by the Company), (b) an amount equal to the Exercise Price multiplied by the number of Subject Shares for which the Option is exercised, delivered in accordance with Section 7 below, and (c) such additional documents as the Company may then require. The Option may be exercised for only whole shares of Common Stock.

7. Method of Payment.

The aggregate Exercise Price payable upon any exercise of the Option shall be payable to the Company in cash (including by wire transfer of immediately available funds or by check, bank draft or money order payable to the Company) or in any other manner permitted by the Plan and acceptable to the Committee, in its sole discretion, at the time of exercise. Such other manner of payment may include one of the following:

(a) through a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Common Stock issuable upon exercise of the Option by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate Exercise Price; provided, however, that the Company shall accept a cash or other payment from the Optionholder to the extent of any remaining balance of the aggregate Exercise Price not satisfied by such reduction in the number of whole shares to be issued; and provided, further, that the number of Subject Shares for which the Option may thereafter be exercised shall be reduced to the extent that (i) the shares issuable upon exercise are reduced to pay the exercise price pursuant to the “net exercise,” (ii) shares are delivered to the Optionholder as a result of such exercise and/or (iii) shares are withheld to satisfy tax withholding obligations;

(b) if the Common Stock is, at the time of exercise, publicly traded and quoted regularly in The Wall Street Journal, through a “cashless exercise” pursuant to a program developed under Regulation T (promulgated by the Federal Reserve Board) that, prior to the issuance of Common Stock issuable upon such exercise of the Option, results in either the receipt of cash (or check) by the Company or the receipt of irrevocable instructions to pay the aggregate exercise price to the Company from the sales proceeds; or

(c) if the Common Stock is, at the time of exercise, publicly traded and quoted regularly in The Wall Street Journal, by Delivery of shares of Common Stock that (i) are already owned by the Optionholder, (ii) either (A) have been held by the Optionholder for the period required to avoid a charge to the Company’s reported earnings (generally six months) or (B) were not acquired by the Optionholder, directly or indirectly, from the Company, (iii) are owned by the Optionholder free and clear of any liens, claims, encumbrances or security interests and (iv) are valued at Fair Market Value on the date of such exercise. “Delivery” for these purposes, in the sole discretion of the Company at the time of such exercise, shall include delivery to the Company of the Optionholder’s attestation of ownership of such shares of Common Stock in a form approved by the Company. Notwithstanding the foregoing, the aggregate Exercise Price payable upon any exercise of the Option shall not be payable by tender to the Company of Common Stock to the extent such tender would constitute a violation of the provisions of any law, regulation or agreement restricting the redemption or repurchase by the Company of its capital stock.

8. Transferability of the Option.

(a) Transfer During Lifetime. During the lifetime of the Optionholder, the Optionholder may not sell, gift, transfer, assign, hypothecate, pledge, encumber, abandon, contribute, distribute, exchange or otherwise dispose of, whether by contract, operation of law or otherwise (collectively, “transfer”), the Option (in whole or in part) and the Option shall be exercisable by only the Optionholder, except that the Option may be transferred pursuant to a domestic relations order.

(b) Transfer Following Death. The Optionholder may, by delivering written notice to the Company (in a form provided by or otherwise satisfactory to the Company), designate a third party who, in the event of the death of the Optionholder, shall thereafter have the sole right to exercise the Option and receive the Common Stock or other consideration resulting from the exercise thereof. In the absence of such a designation, the Option shall be transferable upon the Optionholder’s death only by will or by the laws of descent and distribution.

9. Transferability of Common Stock.

A holder of shares of Common Stock issued upon exercise of the Option (the “Issued Shares”), or any beneficial interest therein (a “Holder”), may not transfer any Issued Shares, or any beneficial interest therein, unless:

(a) the Issued Shares subject to the transfer are then registered under the Securities Act and any applicable state securities or “blue sky” laws or, if such Issued Shares are not then so registered, the Company has determined that such transfer would be exempt from the registration requirements of the Securities Act and such state laws;

(b) such transfer complies with all other applicable laws and regulations and contractual obligations applicable to or binding on the Company, the Common Stock or the Holder;

(c) the transferee (if other than the Company) agrees in writing (in such form as the Company may require) to be bound by the provisions of this Section 9 and of Section 10 through Section 14 below with respect to such Issued Shares, or interest therein, and any subsequent transfer thereof; and

(d) such transfer satisfies one or more of the following conditions:

(i) such transfer is approved in advance by the Board in writing;

(ii) such transfer is made to the Company;

(iii) such transfer is made to (A) any member of the Holder’s immediate family (i.e., spouse, lineal descendant, father, mother, brother or sister), (B) any custodian or trustee for the Holder’s account and/or the account of one or more members of the Holder’s immediate family or (C) any limited partnership of which all of the general partners and limited partners consist of (1) the Holder, (2) one or more members of the Holder’s immediate family and/or (3) any trust of which only the Holder or one or more members of the Holder’s immediate family are the beneficiaries (such family members, custodians, trustees and limited partnerships are referred to collectively as “Related Persons”);

(iv) such transfer is made following the death of the Holder by will or pursuant to the laws of descent and distribution; or

(v) the Holder provides the Company with a Notice of Offer (as defined in Section 10(a) below) and such transfer is permitted by Section 10(e) below.

Any transfer or purported transfer by a Holder of any Issued Shares, or any beneficial interest therein, that is not permitted by this Section 9 shall be null and void, and such Issued Shares (together with any other Issued Shares held by such Holder) shall thereupon become subject to the Company’s right of repurchase pursuant to Section 11 below.

10. Right of First Refusal.

(a) Notice of Offer. A Holder may at any time, and from time to time, provide the Company with a written notice (a “Notice of Offer”) that the Holder desires to transfer all of any portion of the Issued Shares to a third party pursuant to a bona fide written offer (the “Offer”), a copy of which shall be enclosed with the Notice of Offer. The Notice of Offer shall set forth the number of Issued Shares that the Holder desires to sell (the “Offered Shares”), the name of the person to whom the Holder desires to make such sale (the “Transferee”), the form and amount of consideration that has been offered in connection with the Offer and the other material terms and conditions of the Offer. The Notice of Offer shall also set forth the Holder’s irrevocable offer to sell the Offered Shares to the Company for the lesser of (i) the aggregate purchase price set forth in the Offer or (ii) the aggregate Fair Market Value of the Offered Shares as of the date of the Notice of Offer (such lesser amount, the “Offer Price”), in accordance with this Section 10.

(b) Company Right of Purchase. Upon receipt of a Notice of Offer, the Company shall have the right and option (but not the obligation) to purchase all (but not less than all) of the Offered Shares for the Offer Price in accordance with this Section 10. The Company will be entitled to exercise this right at any time during the period (the “Offer Period”) beginning on the date the Notice of Offer is delivered to the Secretary of the Company and ending on the thirtieth (30th) day thereafter; provided, however, that if non-cash consideration is specified in the Offer, the end of the Offer Period will be tolled until such later date that is ten (10) days after the final determination of the fair market value of such non-cash consideration pursuant to Section 10(f) below.

(c) Exercise of Purchase Right. To exercise such purchase right, the Company must provide the Holder with a notice of exercise (an “Exercise Notice”) during the Offer Period. The Exercise Notice shall state that the Company is exercising its right and option to purchase from the Holder all (but not less than all) of the Offered Shares for the Offer Price. The Exercise Notice shall also set forth the Fair Market Value of the Offered Shares as of the date of the Notice of Offer (determined in accordance with the Plan), the Offer Price and the date on which the purchase of the Offered Shares will be settled (which date shall be no later than ten (10) days after the Exercise Notice is delivered to the Holder).

(d) Closing of Purchase. The settlement of the Company’s purchase of the Offered Shares will be effected by the Holder’s delivery to the Company of the certificate(s) representing the Offered Shares (properly endorsed for transfer), free and clear of all liens and encumbrances, and such other instruments of transfer as the Company may reasonably request, against payment by the Company to the Holder of the Offer Price in cash (by check or such other means as the Company and the Holder may agree) or by cancellation of indebtedness owed by the Holder to the Company.

(e) Conditions of Permitted Transfer. If the Company does not provide the Holder with an Exercise Notice during the Offer Period pursuant to Section 10(c) above (or if the Company timely provides the Holder with an Exercise Notice but does not timely consummate the purchase of the Offered Shares pursuant to Section 10(d) above), the Holder may sell the Offered Shares to the Transferee during the sixty (60) day period commencing on the expiration of the Offer Period on the terms and conditions specified in the Offer.

(f) Valuation of Non-Cash Consideration. If the consideration that has been offered in connection with the Offer includes any non-cash consideration, the dollar value of such non-cash consideration for purposes of calculating the Offer Price will be its fair market value, as reasonably determined by the Board in good faith as soon as practicable following the Company’s receipt of the Notice of Offer.

11. Rights of Repurchase.

(a) Triggering Events. The Company shall have the right and option (but not the obligation) to purchase all (or any lesser portion that the Company may elect) of the Issued Shares held by a Holder from such Holder in any of the following circumstances:

(i) if the Holder is the Optionholder (or a Related Person of the Optionholder), upon the termination of the Continuous Service of the Optionholder for Cause;

(ii) if the Holder is the Optionholder (or a Related Person of the Optionholder), upon the termination of the Continuous Service of the Optionholder for any reason other than for Cause (which is covered by clause (i) above) or due to the death of the Optionholder (which is covered by clause (v) below);

(iii) if the Holder is the Optionholder (or a Related Person of the Optionholder), upon the transfer or purported transfer of the Option (in whole or in part) by the Optionholder in violation of Section 8;

(iv) upon the transfer or purported transfer of any Issued Shares, or any beneficial interest therein, by the Holder (or a Related Person of the Holder) in violation of Section 9; or

(v) upon any involuntary transfer of any Issued Shares, or any beneficial interest therein, by the Holder (whether upon the death, divorce or bankruptcy of the Holder or for any other reason), other than a transfer made upon the death of the Holder by will or pursuant to the laws of descent and distribution if such transfer satisfies the conditions set forth in Section 9; provided, however, that rights of repurchase pursuant to this clause (v) shall extend to only the Issued Shares that are subject to such involuntary transfer (and not to any other Issued Shares of the Holder).

(b) Exercise of Repurchase Right. The Company will be entitled to exercise a repurchase right pursuant to Section 11(a) at any time prior to the date that is twelve (12) months after the later of (i) the date on which the Company receives notice of (or the President or the Secretary of the Company otherwise has actual knowledge of) the events giving rise to such repurchase right or (ii) the latest date on which the Option is exercised for any of the shares of Common Stock that are subject to such repurchase right (the “Repurchase Period”).

(c) Purchase Price Determination. The purchase price payable by the Company for each Issued Share for which it exercises a repurchase right pursuant to this Section 11 shall be as follows:

(i) if the repurchase right arises under Section 11(a)(i), Section 11(a)(iii) or Section 11(a)(iv), the purchase price shall be the lesser of (A) the Exercise Price, as adjusted pursuant to Section 15(a) of the Plan, and (B) the Fair Market Value (determined in accordance with the Plan) as of the date of the event giving rise to the Company’s repurchase right; and

(ii) if the repurchase right arises under Section 11(a)(ii) or Section 11(a)(v), the purchase price shall be the Fair Market Value (determined in accordance with the Plan) as of the date of the event giving rise to the Company’s repurchase right.

(d) Exercise of Repurchase Right. To exercise such repurchase right, the Company must provide the Holder with a notice of exercise (a “Repurchase Notice”) during the Repurchase Period. The Repurchase Notice shall state that the Company is exercising its repurchase right, the number of Issued Shares for which the Company is exercising its repurchase right, the purchase price payable by the Company for such shares (determined in accordance with Section 11(c)) and the date on which the repurchase of such shares will be settled (which date shall be no later than thirty (30) days after the Repurchase Notice is delivered to the Holder).

(e) Closing of Repurchase. The settlement of the Company’s repurchase of such Issued Shares will be effected by the Holder’s delivery to the Company of the certificate(s) representing such shares (properly endorsed for transfer), free and clear of all liens and encumbrances, and such other instruments of transfer as the Company may reasonably request, against payment by the Company to the Holder of the purchase price in cash (by check or such other means as the Company and the Holder may agree) or by cancellation of indebtedness owed by the Holder to the Company.

12. Bring Along Rights.

(a) Approved Sale Covenants. If the Company provides written notice to a Holder that a Sale of the Company (as defined below) has been approved by a majority of the Board (an “Approved Sale”), each Holder shall (i) vote for such Approved Sale at any meeting of the stockholders of the Company or execute a written consent in lieu of such meeting to consent to and approve such Approved Sale (to the extent any such vote or consent is required to effect the Approved Sale or is otherwise desired by the Company), (ii) waive any dissenters’ rights, appraisal rights and other similar rights with respect to the Approved Sale and otherwise raise no objections against such Approved Sale or the process by which it was arranged, (iii) cooperate fully with the Company (and the purchasers) to effectuate the Approved Sale and (iv) execute and deliver such documents and instruments, and take such other actions, as the Company (and the purchasers) may reasonably request to effect the Approved Sale, including, without limitation, the execution of any merger, sale, redemption or other similar agreement and the making of customary representations, warranties and indemnifications (including participating in any escrow arrangements and similar arrangements). As used herein, “Sale of the Business” shall mean any transaction or series of related transactions (whether structured as a stock sale, recapitalization, merger, consolidation, reorganization, asset sale, joint venture or otherwise) negotiated on an arm’s-length basis that results, directly or indirectly, in the sale or transfer of all or substantially all of the assets of the Company or eighty percent (80%) of more of the shares of capital stock of the Company to an unaffiliated third party.

(b) Allocation of Liability. In connection with an Approved Sale, each Holder agrees to be severally liable (on the basis of such Holder’s pro rata share of the proceeds from the Approved Sale) for any indemnification or other obligations of the stockholders of the Company (through an acquisition agreement, contribution agreement or as otherwise requested by the Company), except that (i) the Holder shall not be liable for any obligations that relate specifically to another stockholder (such as indemnification with respect to representations and warranties given by such other stockholder regarding such other stockholder’s title to and ownership of capital stock) and (ii) the Holder may be solely liable for any obligations that relate specifically to such Holder.

(c) Conditions to Covenants. The covenants and obligations of a Holder with respect to an Approved Sale are subject to the conditions that (i) the consideration payable in connection with the Approved Sale and available for distribution to the stockholders of the Company must be allocated among such stockholders in accordance with the liquidation priorities set forth in the Certificate of Incorporation of the Company (as it may be amended and in effect from time to time) and (ii) each holder of a particular class or series of capital stock of the Company receives the same form and amount of consideration per share (and if any holder of a particular class or series of capital stock is given an option as to the form or amount of consideration to be received, all holders of such class or series must be given the same option).

(d) Purchaser Representative. If the Company enters into any negotiation or transaction for which Rule 506 promulgated by the Securities and Exchange Commission (the “SEC”) or any similar rule then in effect may be available, the Holder (if not then an “accredited investor” within the meaning of Rule 501(a) promulgated by the SEC) will, at the request of the Company, appoint a purchaser representative (as such term is defined in Rule 501 promulgated by the SEC) approved by the Company and the Company will pay the fees of such purchaser representative. If the Holder declines to appoint the purchaser representative approved by the Company, the Holder must appoint another purchaser representative and will be solely responsible for the fees of the purchaser representative so appointed.

(e) Sale Expenses. The Holder will bear his, her or its pro rata share (on the basis of such Holder’s pro rata share of the proceeds from the Approved Sale) of the reasonable costs of any Approved Sale (but only if the Approved Sale is actually consummated).

(f) Proxy Granted. For the purpose of enforcing the Holder’s obligations pursuant to this Section 12, each Holder hereby grants to the President of the Company, with respect to all of such Holder’s shares of capital stock of the Company entitled to vote, an irrevocable proxy (which is coupled with an interest) for the term of this Section 12 to act in such Holder’s name, place and stead, as such Holder’s true and lawful proxy and attorney-in-fact, to (i) vote such shares of capital stock at any annual, special or other meeting of the stockholders of the Company and at any adjournment thereof or pursuant to any consent in lieu of a meeting, or otherwise, in favor of an Approved Sale and (ii) execute such documents and instruments, and take such other actions, as the Company may deem necessary or advisable to consummate an Approved Sale and to effect the distribution of the net proceeds thereof, all with the full power and authority to do and perform everything proper and necessary or advisable to carry out and execute this proxy and power of attorney to the same extent as such Holder could do if personally present and acting in the premises.

13. Termination of Rights; Legends.

(a) Termination of Certain Provisions upon IPO. Section 9, Section 10, Section 11 and Section 12 shall terminate immediately upon the closing of, and shall not be applicable to, the Company’s first firm commitment underwritten public offering of its Common Stock pursuant to a registration statement under the Securities Act (excluding registration statements relating to employee benefit plans or with respect to corporate reorganizations or other transactions under Rule 145 of the Securities Act) in which the gross public offering proceeds to the Company are not less than twenty-five million dollars ($25,000,000).

(b) Required Certificate Legends. Each certificate representing Issued Shares shall bear on its face the following legend so long as Section 9, Section 10, Section 11 and Section 12 remain in effect:

The shares of Stock represented by this certificate have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or under the securities laws of any state or any other jurisdiction, and may not be offered for sale, sold or otherwise transferred except pursuant to an effective registration statement under the Securities Act and applicable state securities laws, or pursuant to an exemption from registration thereunder, the availability of which is to be established to the satisfaction of the corporation.

The shares of stock represented by this certificate are subject to certain restrictions on transfer and to certain agreements relating to the voting and disposition of such shares pursuant to the terms of a Stock Option Agreement between the issuer of such shares and the initial holder of such shares. A copy of such restrictions and agreements will be furnished by the issuer to the record holder of this certificate without charge upon written request to the issuer at its principal place of business or registered office.

14. Market Stand Off.

Each Holder agrees that the Company (or a representative of the underwriters) may, in connection with the first underwritten registration of the offering of any securities of the Company under the Securities Act, require that such Holder not sell, dispose of, transfer, make any short sale of, grant any option for the purchase of, or enter into any hedging or similar transaction with the same economic effect as a sale with respect to, any shares of Common Stock or other securities of the Company held by such Holder, for a period of time specified by the underwriter(s) (not to exceed one hundred eighty (180) days) following the effective date of the registration statement of the Company filed under the Securities Act. Each such Holder further agrees to execute and deliver such other agreements as may be reasonably requested by the Company and/or the underwriter(s) that are consistent with the foregoing or that are necessary to give further effect thereto. In order to enforce the foregoing covenants, the Company may impose stop-transfer instructions with respect to each such Holder’s Common Stock or other securities of the Company until the end of such period.

15. Change in Control.

In connection with any Change in Control, the surviving corporation or acquiring corporation may assume the Option or substitute similar options for the Option (including options to acquire the consideration that would have been received by the Optionholder had he or she exercised the Option immediately prior to the consummation of such Change in Control transaction). If such surviving corporation or acquiring corporation does not assume the Option or substitute similar options for the Option, then (a) if the Optionholder’s Continuous Service has not terminated prior to the effective time of the Change in Control, the vesting of the Option shall be accelerated in full and the Option may be exercised in connection with the Change in Control transaction and (b) the Option, if not exercised prior to or in connection with the Change in Control transaction, shall terminate.

16. Incentive Stock Option Provisions.

As provided in the Plan, to the extent that the aggregate Fair Market Value (determined at the time of grant) of stock with respect to which the Option, plus all other Incentive Stock Options held by the Optionholder, are exercisable for the first time by the Optionholder during any calendar year (under all plans of the Company and its Affiliates) exceeds One Hundred Thousand Dollars ($100,000), the options or portions thereof that exceed such limit (according to the order in which they were granted) shall be treated as Nonstatutory Stock Options. By exercising the Option, the Optionholder agrees that he or she will notify the Company in writing within fifteen (15) days after the date of any disposition of any of the shares of the Common Stock issued upon exercise of the Option that occurs within two (2) years after the Grant Date or within one (1) year after such shares of Common Stock are issued upon exercise of the Option.

17. Not an Employment or Service Contract.

This Agreement is not an employment or service contract. Nothing in this Agreement shall be deemed to create any obligation of the Optionholder to continue in the employ or service of the Company (or an Affiliate) or any obligation of the Company (or an Affiliate) to continue the Optionholder’s employment or engagement.

18. Withholding Obligations.

The Optionholder hereby authorizes the Company to withhold from payroll and any other amounts payable to the Optionholder, and otherwise agrees to make adequate provision for and pay, any sums required to satisfy any federal, state, local and foreign tax withholding obligations of the Company that arise in connection with the Option and the Issued Shares, including, without limitation, obligations arising upon (a) the exercise of the Option and issuance of the Issued Shares, (b) the lapse of any substantial risk of forfeiture to which the Subject Shares are subject, (c) the transfer (as permitted by this Agreement), in whole or in part, of the Option or any Issued Shares or (d) the operation of any law or regulation providing for the imputation of interest. The Company may, in its sole discretion, permit the Optionholder to enter into alternative arrangements to provide for the payment of such withholding obligations, including by means of a “cashless exercise” pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board.

19. Notices.

Any notices provided for in this Agreement or the Plan shall be given in writing and shall be deemed effectively given upon receipt or, in the case of notices delivered by the Company to any Holder, five (5) days after deposit in the United States mail, postage prepaid, addressed to such Holder at the last address provided to the Company.

20. Governing Plan Document.

The Option is subject to all of the provisions of the Plan and is further subject to all interpretations, amendments, rules and regulations that may from time to time be promulgated and adopted pursuant to the Plan. In the event of any conflict between the provisions of this Agreement and those of the Plan, the provisions of the Plan shall control.

By signing the Grant Notice or otherwise accepting the Option and any shares of Common Stock issuable upon exercise of the Option, the Optionholder agrees to be bound by terms of the Agreement and the Plan.

Asp isotopes inc.
2021 stock incentive plan

Stock option agreement
(Nonqualified Stock Option)

Pursuant to the Company’s 2021 Stock Incentive Plan (the “Plan”), the Company has granted to the Optionholder an option (the “Option”) to purchase the number of shares of the common stock, par value $0.01 per share, of the Company (“Common Stock”), set forth in that certain Stock Option Grant Notice (the “Grant Notice”) executed by the Company and the Optionholder as of the Grant Date. Capitalized terms used but not otherwise defined in this Agreement shall have the meanings set forth in the Plan and the Grant Notice, each of which is attached hereto and incorporated herein in their entirety.

The Option is subject to all of the terms and conditions set forth in this Agreement and in each of the Plan, the Grant Notice and the Notice of Exercise attached to the Grant Notice.

1. Number of Shares Subject to the Option.

The number of shares of Common Stock subject to the Option (the “Subject Shares”) as of the Grant Date is set forth in the Grant Notice. The number of Subject Shares will be reduced following the Grant Date by the number of shares of Common Stock for which the Option is exercised by the Optionholder. In addition, the number of Subject Shares will be adjusted from time to time upon the occurrence of certain capitalization changes affecting the Common Stock, as provided in Section 15(a) of the Plan.

2. Exercise Price.

The exercise price per share of Common Stock to be paid by the Optionholder upon the exercise of the Option (the “Exercise Price”) is set forth in the Grant Notice. The Exercise Price will be adjusted from time to time upon the occurrence of certain capitalization changes affecting the Common Stock, as provided in Section 15(a) of the Plan.

3. Vesting of the Option.

The Optionholder may exercise the Option with respect to only Subject Shares that have vested in accordance with the vesting schedule set forth in the Grant Notice. The Option may not be exercised with respect to Subject Shares that have not vested. The vesting of Subject Shares will cease immediately upon the termination of the Optionholder’s Continuous Service for any reason. No Subject Shares will vest in respect of any period between the date of termination of the Optionholder’s Continuous Service and the immediately preceding vesting date.

4. Term of the Option.

The Optionholder may exercise the Option only during the term of the Option. The term of the Option begins on the Grant Date and ends on the first to occur of the following dates:

(a) the date on which the Optionholder’s Continuous Service is terminated for Cause;

(b) subject to extension pursuant to Section 4(d) and/or Section 5 below, the date that is ninety (90) days after the Optionholder’s Continuous Service is terminated (whether by the Optionholder or by the Company or its Affiliates) other than for Cause or due to the death or Disability of the Optionholder;

(c) subject to extension pursuant to Section 4(d) and/or Section 5 below, the date that is twelve (12) months after the Optionholder’s Continuous Service is terminated due to the Disability of the Optionholder;

(d) subject to extension pursuant to Section 5 below, the date that is twelve (12) months after the Optionholder’s death if (i) the Optionholder’s Continuous Service is terminated due to the death of the Optionholder or (ii) the Optionholder dies during the ninety (90) day period provided in Section 4(b) above;

(e) the date on which the Optionholder transfers or purports to transfer the Option (in whole or in part) in violation of Section 8 below;

(f) the date on which the Optionholder transfers or purports to transfer any shares of Common Stock issued upon exercise of the Option, or any beneficial interest therein, in violation of Section 9 below;

(g) the effective date of a Change in Control if the surviving corporation or acquiring corporation does not assume the Option or substitute similar options for the Option, as further provided in Section 15 below;

(h) the Expiration Date indicated in the Grant Notice; or

(i) the ten (10) year anniversary of the Grant Date.

5. Securities Law Compliance.

Notwithstanding anything to the contrary contained herein or in the Grant Notice, the Optionholder may not exercise the Option unless the shares issuable upon such exercise are then registered under the Securities Act and any applicable state securities or “blue sky” laws or, if such shares are not then so registered, the Company has determined that such exercise and issuance would be exempt from the registration requirements of the Securities Act and such state laws. The exercise of the Option must also comply with other applicable laws and regulations governing the Company, the Option and the Common Stock, and the Optionholder may not exercise the Option if the Company determines that such exercise would not be in material compliance with such laws and regulations. If the Optionholder is prevented from exercising the Option solely by the operation of this Section 5 during the thirty (30) day period provided in Section 4(b) above, the three (3) month period provided in Section 4(c) above or the eleven (11) month period provided in Section 4(d) above, as applicable, then the period during which the Optionholder is prevented from exercising the Option solely by the operation of this Section 5 shall not be counted for purposes of calculating the time periods set forth in such Section 4(b), Section 4(c) or Section 4(d).

6. Manner of Exercise of the Option.

To exercise the Option (when and to the extent exercisable), the Optionholder must deliver to the Secretary of the Company (or to such other person as the Company may designate), during the Company’s regular business hours, (a) a properly completed and duly executed Notice of Exercise (in the form attached to the Grant Notice or as otherwise designated by the Company), (b) an amount equal to the Exercise Price multiplied by the number of Subject Shares for which the Option is exercised, delivered in accordance with Section 7 below, and (c) such additional documents as the Company may then require. The Option may be exercised for only whole shares of Common Stock.

7. Method of Payment.

The aggregate Exercise Price payable upon any exercise of the Option shall be payable to the Company in cash (including by wire transfer of immediately available funds or by check, bank draft or money order payable to the Company) or in any other manner permitted by the Plan and acceptable to the Committee, in its sole discretion, at the time of exercise. Such other manner of payment may include one of the following:

(a) through a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Common Stock issuable upon exercise of the Option by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate Exercise Price; provided, however, that the Company shall accept a cash or other payment from the Optionholder to the extent of any remaining balance of the aggregate Exercise Price not satisfied by such reduction in the number of whole shares to be issued; and provided, further, that the number of Subject Shares for which the Option may thereafter be exercised shall be reduced to the extent that (i) the shares issuable upon exercise are reduced to pay the exercise price pursuant to the “net exercise,” (ii) shares are delivered to the Optionholder as a result of such exercise and/or (iii) shares are withheld to satisfy tax withholding obligations;

(b) if the Common Stock is, at the time of exercise, publicly traded and quoted regularly in The Wall Street Journal, through a “cashless exercise” pursuant to a program developed under Regulation T (promulgated by the Federal Reserve Board) that, prior to the issuance of Common Stock issuable upon such exercise of the Option, results in either the receipt of cash (or check) by the Company or the receipt of irrevocable instructions to pay the aggregate exercise price to the Company from the sales proceeds; or

(c) if the Common Stock is, at the time of exercise, publicly traded and quoted regularly in The Wall Street Journal, by Delivery of shares of Common Stock that (i) are already owned by the Optionholder, (ii) either (A) have been held by the Optionholder for the period required to avoid a charge to the Company’s reported earnings (generally six months) or (B) were not acquired by the Optionholder, directly or indirectly, from the Company, (iii) are owned by the Optionholder free and clear of any liens, claims, encumbrances or security interests and (iv) are valued at Fair Market Value on the date of such exercise. “Delivery” for these purposes, in the sole discretion of the Company at the time of such exercise, shall include delivery to the Company of the Optionholder’s attestation of ownership of such shares of Common Stock in a form approved by the Company. Notwithstanding the foregoing, the aggregate Exercise Price payable upon any exercise of the Option shall not be payable by tender to the Company of Common Stock to the extent such tender would constitute a violation of the provisions of any law, regulation or agreement restricting the redemption or repurchase by the Company of its capital stock.

8. Transferability of the Option.

(a) Transfer During Lifetime. During the lifetime of the Optionholder, the Optionholder may not sell, gift, transfer, assign, hypothecate, pledge, encumber, abandon, contribute, distribute, exchange or otherwise dispose of, whether by contract, operation of law or otherwise (collectively, “transfer”), the Option (in whole or in part) and the Option shall be exercisable by only the Optionholder, except that the Option may be transferred pursuant to a domestic relations order.

(b) Transfer Following Death. The Optionholder may, by delivering written notice to the Company (in a form provided by or otherwise satisfactory to the Company), designate a third party who, in the event of the death of the Optionholder, shall thereafter have the sole right to exercise the Option and receive the Common Stock or other consideration resulting from the exercise thereof. In the absence of such a designation, the Option shall be transferable upon the Optionholder’s death only by will or by the laws of descent and distribution.

9. Transferability of Common Stock.

A holder of shares of Common Stock issued upon exercise of the Option (the “Issued Shares”), or any beneficial interest therein (a “Holder”), may not transfer any Issued Shares, or any beneficial interest therein, unless:

(a) the Issued Shares subject to the transfer are then registered under the Securities Act and any applicable state securities or “blue sky” laws or, if such Issued Shares are not then so registered, the Company has determined that such transfer would be exempt from the registration requirements of the Securities Act and such state laws;

(b) such transfer complies with all other applicable laws and regulations and contractual obligations applicable to or binding on the Company, the Common Stock or the Holder;

(c) the transferee (if other than the Company) agrees in writing (in such form as the Company may require) to be bound by the provisions of this Section 9 and of Section 10 through Section 14 below with respect to such Issued Shares, or interest therein, and any subsequent transfer thereof; and

(d) such transfer satisfies one or more of the following conditions:

(i) such transfer is approved in advance by the Board in writing;

(ii) such transfer is made to the Company;

(iii) such transfer is made to (A) any member of the Holder’s immediate family (i.e., spouse, lineal descendant, father, mother, brother or sister), (B) any custodian or trustee for the Holder’s account and/or the account of one or more members of the Holder’s immediate family or (C) any limited partnership of which all of the general partners and limited partners consist of (1) the Holder, (2) one or more members of the Holder’s immediate family and/or (3) any trust of which only the Holder or one or more members of the Holder’s immediate family are the beneficiaries (such family members, custodians, trustees and limited partnerships are referred to collectively as “Related Persons”);

(iv) such transfer is made following the death of the Holder by will or pursuant to the laws of descent and distribution; or

(v) the Holder provides the Company with a Notice of Offer (as defined in Section 10(a) below) and such transfer is permitted by Section 10(e) below.

Any transfer or purported transfer by a Holder of any Issued Shares, or any beneficial interest therein, that is not permitted by this Section 9 shall be null and void, and such Issued Shares (together with any other Issued Shares held by such Holder) shall thereupon become subject to the Company’s right of repurchase pursuant to Section 11 below.

10. Right of First Refusal.

(a) Notice of Offer. A Holder may at any time, and from time to time, provide the Company with a written notice (a “Notice of Offer”) that the Holder desires to transfer all of any portion of the Issued Shares to a third party pursuant to a bona fide written offer (the “Offer”), a copy of which shall be enclosed with the Notice of Offer. The Notice of Offer shall set forth the number of Issued Shares that the Holder desires to sell (the “Offered Shares”), the name of the person to whom the Holder desires to make such sale (the “Transferee”), the form and amount of consideration that has been offered in connection with the Offer and the other material terms and conditions of the Offer. The Notice of Offer shall also set forth the Holder’s irrevocable offer to sell the Offered Shares to the Company for the lesser of (i) the aggregate purchase price set forth in the Offer or (ii) the aggregate Fair Market Value of the Offered Shares as of the date of the Notice of Offer (such lesser amount, the “Offer Price”), in accordance with this Section 10.

(b) Company Right of Purchase. Upon receipt of a Notice of Offer, the Company shall have the right and option (but not the obligation) to purchase all (but not less than all) of the Offered Shares for the Offer Price in accordance with this Section 10. The Company will be entitled to exercise this right at any time during the period (the “Offer Period”) beginning on the date the Notice of Offer is delivered to the Secretary of the Company and ending on the thirtieth (30th) day thereafter; provided, however, that if non-cash consideration is specified in the Offer, the end of the Offer Period will be tolled until such later date that is ten (10) days after the final determination of the fair market value of such non-cash consideration pursuant to Section 10(f) below.

(c) Exercise of Purchase Right. To exercise such purchase right, the Company must provide the Holder with a notice of exercise (an “Exercise Notice”) during the Offer Period. The Exercise Notice shall state that the Company is exercising its right and option to purchase from the Holder all (but not less than all) of the Offered Shares for the Offer Price. The Exercise Notice shall also set forth the Fair Market Value of the Offered Shares as of the date of the Notice of Offer (determined in accordance with the Plan), the Offer Price and the date on which the purchase of the Offered Shares will be settled (which date shall be no later than ten (10) days after the Exercise Notice is delivered to the Holder).

(d) Closing of Purchase. The settlement of the Company’s purchase of the Offered Shares will be effected by the Holder’s delivery to the Company of the certificate(s) representing the Offered Shares (properly endorsed for transfer), free and clear of all liens and encumbrances, and such other instruments of transfer as the Company may reasonably request, against payment by the Company to the Holder of the Offer Price in cash (by check or such other means as the Company and the Holder may agree) or by cancellation of indebtedness owed by the Holder to the Company.

(e) Conditions of Permitted Transfer. If the Company does not provide the Holder with an Exercise Notice during the Offer Period pursuant to Section 10(c) above (or if the Company timely provides the Holder with an Exercise Notice but does not timely consummate the purchase of the Offered Shares pursuant to Section 10(d) above), the Holder may sell the Offered Shares to the Transferee during the sixty (60) day period commencing on the expiration of the Offer Period on the terms and conditions specified in the Offer.

(f) Valuation of Non-Cash Consideration. If the consideration that has been offered in connection with the Offer includes any non-cash consideration, the dollar value of such non-cash consideration for purposes of calculating the Offer Price will be its fair market value, as reasonably determined by the Board in good faith as soon as practicable following the Company’s receipt of the Notice of Offer.

11. Rights of Repurchase.

(a) Triggering Events. The Company shall have the right and option (but not the obligation) to purchase all (or any lesser portion that the Company may elect) of the Issued Shares held by a Holder from such Holder in any of the following circumstances:

(i) if the Holder is the Optionholder (or a Related Person of the Optionholder), upon the termination of the Continuous Service of the Optionholder for Cause;

(ii) if the Holder is the Optionholder (or a Related Person of the Optionholder), upon the termination of the Continuous Service of the Optionholder for any reason other than for Cause (which is covered by clause (i) above) or due to the death of the Optionholder (which is covered by clause (v) below);

(iii) if the Holder is the Optionholder (or a Related Person of the Optionholder), upon the transfer or purported transfer of the Option (in whole or in part) by the Optionholder in violation of Section 8;

(iv) upon the transfer or purported transfer of any Issued Shares, or any beneficial interest therein, by the Holder (or a Related Person of the Holder) in violation of Section 9; or

(v) upon any involuntary transfer of any Issued Shares, or any beneficial interest therein, by the Holder (whether upon the death, divorce or bankruptcy of the Holder or for any other reason), other than a transfer made upon the death of the Holder by will or pursuant to the laws of descent and distribution if such transfer satisfies the conditions set forth in Section 9; provided, however, that rights of repurchase pursuant to this clause (v) shall extend to only the Issued Shares that are subject to such involuntary transfer (and not to any other Issued Shares of the Holder).

(b) Exercise of Repurchase Right. The Company will be entitled to exercise a repurchase right pursuant to Section 11(a) at any time prior to the date that is twelve (12) months after the later of (i) the date on which the Company receives notice of (or the President or the Secretary of the Company otherwise has actual knowledge of) the events giving rise to such repurchase right or (ii) the latest date on which the Option is exercised for any of the shares of Common Stock that are subject to such repurchase right (the “Repurchase Period”).

(c) Purchase Price Determination. The purchase price payable by the Company for each Issued Share for which it exercises a repurchase right pursuant to this Section 11 shall be as follows:

(i) if the repurchase right arises under Section 11(a)(i), Section 11(a)(iii) or Section 11(a)(iv), the purchase price shall be the lesser of (A) the Exercise Price, as adjusted pursuant to Section 15(a) of the Plan, and (B) the Fair Market Value (determined in accordance with the Plan) as of the date of the event giving rise to the Company’s repurchase right; and

(ii) if the repurchase right arises under Section 11(a)(ii) or Section 11(a)(v), the purchase price shall be the Fair Market Value (determined in accordance with the Plan) as of the date of the event giving rise to the Company’s repurchase right.

(d) Exercise of Repurchase Right. To exercise such repurchase right, the Company must provide the Holder with a notice of exercise (a “Repurchase Notice”) during the Repurchase Period. The Repurchase Notice shall state that the Company is exercising its repurchase right, the number of Issued Shares for which the Company is exercising its repurchase right, the purchase price payable by the Company for such shares (determined in accordance with Section 11(c)) and the date on which the repurchase of such shares will be settled (which date shall be no later than thirty (30) days after the Repurchase Notice is delivered to the Holder).

(e) Closing of Repurchase. The settlement of the Company’s repurchase of such Issued Shares will be effected by the Holder’s delivery to the Company of the certificate(s) representing such shares (properly endorsed for transfer), free and clear of all liens and encumbrances, and such other instruments of transfer as the Company may reasonably request, against payment by the Company to the Holder of the purchase price in cash (by check or such other means as the Company and the Holder may agree) or by cancellation of indebtedness owed by the Holder to the Company.

12. Bring Along Rights.

(a) Approved Sale Covenants. If the Company provides written notice to a Holder that a Sale of the Company (as defined below) has been approved by a majority of the Board (an “Approved Sale”), each Holder shall (i) vote for such Approved Sale at any meeting of the stockholders of the Company or execute a written consent in lieu of such meeting to consent to and approve such Approved Sale (to the extent any such vote or consent is required to effect the Approved Sale or is otherwise desired by the Company), (ii) waive any dissenters’ rights, appraisal rights and other similar rights with respect to the Approved Sale and otherwise raise no objections against such Approved Sale or the process by which it was arranged, (iii) cooperate fully with the Company (and the purchasers) to effectuate the Approved Sale and (iv) execute and deliver such documents and instruments, and take such other actions, as the Company (and the purchasers) may reasonably request to effect the Approved Sale, including, without limitation, the execution of any merger, sale, redemption or other similar agreement and the making of customary representations, warranties and indemnifications (including participating in any escrow arrangements and similar arrangements). As used herein, “Sale of the Business” shall mean any transaction or series of related transactions (whether structured as a stock sale, recapitalization, merger, consolidation, reorganization, asset sale, joint venture or otherwise) negotiated on an arm’s-length basis that results, directly or indirectly, in the sale or transfer of all or substantially all of the assets of the Company or eighty percent (80%) of more of the shares of capital stock of the Company to an unaffiliated third party.

(b) Allocation of Liability. In connection with an Approved Sale, each Holder agrees to be severally liable (on the basis of such Holder’s pro rata share of the proceeds from the Approved Sale) for any indemnification or other obligations of the stockholders of the Company (through an acquisition agreement, contribution agreement or as otherwise requested by the Company), except that (i) the Holder shall not be liable for any obligations that relate specifically to another stockholder (such as indemnification with respect to representations and warranties given by such other stockholder regarding such other stockholder’s title to and ownership of capital stock) and (ii) the Holder may be solely liable for any obligations that relate specifically to such Holder.

(c) Conditions to Covenants. The covenants and obligations of a Holder with respect to an Approved Sale are subject to the conditions that (i) the consideration payable in connection with the Approved Sale and available for distribution to the stockholders of the Company must be allocated among such stockholders in accordance with the liquidation priorities set forth in the Certificate of Incorporation of the Company (as it may be amended and in effect from time to time) and (ii) each holder of a particular class or series of capital stock of the Company receives the same form and amount of consideration per share (and if any holder of a particular class or series of capital stock is given an option as to the form or amount of consideration to be received, all holders of such class or series must be given the same option).

(d) Purchaser Representative. If the Company enters into any negotiation or transaction for which Rule 506 promulgated by the Securities and Exchange Commission (the “SEC”) or any similar rule then in effect may be available, the Holder (if not then an “accredited investor” within the meaning of Rule 501(a) promulgated by the SEC) will, at the request of the Company, appoint a purchaser representative (as such term is defined in Rule 501 promulgated by the SEC) approved by the Company and the Company will pay the fees of such purchaser representative. If the Holder declines to appoint the purchaser representative approved by the Company, the Holder must appoint another purchaser representative and will be solely responsible for the fees of the purchaser representative so appointed.

(e) Sale Expenses. The Holder will bear his, her or its pro rata share (on the basis of such Holder’s pro rata share of the proceeds from the Approved Sale) of the reasonable costs of any Approved Sale (but only if the Approved Sale is actually consummated).

(f) Proxy Granted. For the purpose of enforcing the Holder’s obligations pursuant to this Section 12, each Holder hereby grants to the President of the Company, with respect to all of such Holder’s shares of capital stock of the Company entitled to vote, an irrevocable proxy (which is coupled with an interest) for the term of this Section 12 to act in such Holder’s name, place and stead, as such Holder’s true and lawful proxy and attorney-in-fact, to (i) vote such shares of capital stock at any annual, special or other meeting of the stockholders of the Company and at any adjournment thereof or pursuant to any consent in lieu of a meeting, or otherwise, in favor of an Approved Sale and (ii) execute such documents and instruments, and take such other actions, as the Company may deem necessary or advisable to consummate an Approved Sale and to effect the distribution of the net proceeds thereof, all with the full power and authority to do and perform everything proper and necessary or advisable to carry out and execute this proxy and power of attorney to the same extent as such Holder could do if personally present and acting in the premises.

13. Termination of Rights; Legends.

(a) Termination of Certain Provisions upon IPO. Section 9, Section 10, Section 11 and Section 12 shall terminate immediately upon the closing of, and shall not be applicable to, the Company’s first firm commitment underwritten public offering of its Common Stock pursuant to a registration statement under the Securities Act (excluding registration statements relating to employee benefit plans or with respect to corporate reorganizations or other transactions under Rule 145 of the Securities Act) in which the gross public offering proceeds to the Company are not less than twenty-five million dollars ($25,000,000).

(b) Required Certificate Legends. Each certificate representing Issued Shares shall bear on its face the following legend so long as Section 9, Section 10, Section 11 and Section 12 remain in effect:

The shares of Stock represented by this certificate have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or under the securities laws of any state or any other jurisdiction, and may not be offered for sale, sold or otherwise transferred except pursuant to an effective registration statement under the Securities Act and applicable state securities laws, or pursuant to an exemption from registration thereunder, the availability of which is to be established to the satisfaction of the corporation.

The shares of stock represented by this certificate are subject to certain restrictions on transfer and to certain agreements relating to the voting and disposition of such shares pursuant to the terms of a Stock Option Agreement between the issuer of such shares and the initial holder of such shares. A copy of such restrictions and agreements will be furnished by the issuer to the record holder of this certificate without charge upon written request to the issuer at its principal place of business or registered office.

14. Market Stand Off.

Each Holder agrees that the Company (or a representative of the underwriters) may, in connection with the first underwritten registration of the offering of any securities of the Company under the Securities Act, require that such Holder not sell, dispose of, transfer, make any short sale of, grant any option for the purchase of, or enter into any hedging or similar transaction with the same economic effect as a sale with respect to, any shares of Common Stock or other securities of the Company held by such Holder, for a period of time specified by the underwriter(s) (not to exceed one hundred eighty (180) days) following the effective date of the registration statement of the Company filed under the Securities Act. Each such Holder further agrees to execute and deliver such other agreements as may be reasonably requested by the Company and/or the underwriter(s) that are consistent with the foregoing or that are necessary to give further effect thereto. In order to enforce the foregoing covenants, the Company may impose stop-transfer instructions with respect to each such Holder’s Common Stock or other securities of the Company until the end of such period.

15. Change in Control.

In connection with any Change in Control, the surviving corporation or acquiring corporation may assume the Option or substitute similar options for the Option (including options to acquire the consideration that would have been received by the Optionholder had he or she exercised the Option immediately prior to the consummation of such Change in Control transaction). If such surviving corporation or acquiring corporation does not assume the Option or substitute similar options for the Option, then (a) if the Optionholder’s Continuous Service has not terminated prior to the effective time of the Change in Control, the vesting of the Option shall be accelerated in full and the Option may be exercised in connection with the Change in Control transaction and (b) the Option, if not exercised prior to or in connection with the Change in Control transaction, shall terminate.

16. Not an Employment or Service Contract.

This Agreement is not an employment or service contract. Nothing in this Agreement shall be deemed to create any obligation of the Optionholder to continue in the employ or service of the Company (or an Affiliate) or any obligation of the Company (or an Affiliate) to continue the Optionholder’s employment or engagement.

17. Withholding Obligations.

The Optionholder hereby authorizes the Company to withhold from payroll and any other amounts payable to the Optionholder, and otherwise agrees to make adequate provision for and pay, any sums required to satisfy any federal, state, local and foreign tax withholding obligations of the Company that arise in connection with the Option and the Issued Shares, including, without limitation, obligations arising upon (a) the exercise of the Option and issuance of the Issued Shares, (b) the lapse of any substantial risk of forfeiture to which the Subject Shares are subject, (c) the transfer (as permitted by this Agreement), in whole or in part, of the Option or any Issued Shares or (d) the operation of any law or regulation providing for the imputation of interest. The Company may, in its sole discretion, permit the Optionholder to enter into alternative arrangements to provide for the payment of such withholding obligations, including by means of a “cashless exercise” pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board.

18. Notices.

Any notices provided for in this Agreement or the Plan shall be given in writing and shall be deemed effectively given upon receipt or, in the case of notices delivered by the Company to any Holder, five (5) days after deposit in the United States mail, postage prepaid, addressed to such Holder at the last address provided to the Company.

19. Governing Plan Document.

The Option is subject to all of the provisions of the Plan and is further subject to all interpretations, amendments, rules and regulations that may from time to time be promulgated and adopted pursuant to the Plan. In the event of any conflict between the provisions of this Agreement and those of the Plan, the provisions of the Plan shall control.

By signing the Grant Notice or otherwise accepting the Option and any shares of Common Stock issuable upon exercise of the Option, the Optionholder agrees to be bound by terms of the Agreement and the Plan.

ASP Isotopes Inc.

2021 Stock Incentive Plan

STOCK OPTION GRANT NOTICE

ASP Isotopes Inc., a Delaware corporation (the “Company”), hereby grants to ________________________, a resident of the State of ____________ (the “Optionholder”), the option (the “Option”) to purchase shares of the Common Stock, par value $0.01 per share, of the Company (“Common Stock”), pursuant to the Company’s 2021 Stock Incentive Plan (the “Plan”).

Subject Shares:

The number of shares of Common Stock subject to the Option is _______________ (the ”Subject Shares”).

Date of Grant:

The date of grant of the Option is _______________, 20___ (the “Grant Date”).

Type of Grant (check one):

☐ Incentive Stock Option	☐ Nonstatutory Stock Option

Exercise Price:

The exercise price of the Option is $_____ per share of Common Stock.

Vesting Schedule:

[Insert vesting schedule]

The Option will fully vest at the effective time of a Change in Control if the Recipient’s Continuous Service with the Company does not terminate prior to such time.

Expiration Date:

The Option shall expire on the ten year anniversary of the Grant Date (or earlier as provided in the Stock Option Agreement attached hereto).

Additional Terms:

The Option is subject to all of the terms and conditions set forth herein and in the Plan, the Stock Option Agreement and the Notice of Exercise, all of which are attached hereto and incorporated herein in their entirety.

Stock Option Grant Notice – Page 1 of 2

Acknowledgements and Agreements:

The undersigned Optionholder acknowledges receipt of the attached Plan, Stock Option Agreement and Notice of Exercise and understands and agrees to the terms, conditions and other provisions of this Stock Option Grant Notice and the attached Plan, Stock Option Agreement and Notice of Exercise.

The undersigned Optionholder acknowledges and agrees that the Option may be exercised only in accordance with the terms, conditions and other provisions of this Stock Option Grant Notice and the attached Plan, Stock Option Agreement and Notice of Exercise.

The undersigned Optionholder further acknowledges that, as of the Grant Date, the Plan, the Stock Option Agreement and the Grant Notice set forth the entire understanding between the Optionholder and the Company regarding the acquisition of any capital stock or other equity securities of the Company and supersede all prior oral and written agreements on that subject with the exception of only: (i) restricted stock awards and stock options previously granted and delivered to Optionholder under the Plan, and (ii) any agreements that may be set forth below:

List Other Agreements (if any):

Execution:

The Company and the Optionholder have each signed this Stock Option Grant Notice below indicating their understanding of, and agreement to, the terms and conditions set forth herein.

ASP Isotopes Inc.		Optionholder:

By:		Signature:
Name:		Name:
Title:
Date:	__________________,20_____________	Date:	__________________,20___________

Attachments:	ASP Isotopes Inc. 2021 Stock Incentive Plan, Stock Option Agreement and Notice of Exercise

Stock Option Grant Notice – Page 2 of 2

Attachment I

ASP Isotopes Inc.

2021 Stock Incentive Plan

Attachment II

Stock Option Agreement

Attachment III

Notice of Exercise

ASP Isotopes Inc.

2021 Stock Incentive Plan

RESTRICTED STOCK AWARD AGREEMENT

Pursuant to the Company’s 2021 Stock Incentive Plan (the “Plan”), the Company has granted to the Recipient an award of the number of shares of Restricted Stock (“Restricted Shares”) set forth in that certain Restricted Stock Grant Notice (the “Grant Notice”) executed by the Company and the Recipient as of the Grant Date (as defined in the Grant Notice). Capitalized terms used but not otherwise defined in this Restricted Stock Award Agreement (this “Agreement”) shall have the meanings set forth in the Plan and the Grant Notice, each of which is attached hereto and incorporated herein in their entirety.

The Restricted Shares issued to the Recipient pursuant to this Agreement and the Grant Notice are subject to all of the terms and conditions set forth in this Agreement and in the Plan and the Grant Notice.

1. Award of Shares of Restricted Stock.

(a) Grant of Shares of Restricted Stock. Pursuant to the Grant Notice and upon the terms and conditions set forth in the Plan and this Agreement, effective as of the Grant Date the Company hereby grants to the Recipient an award of shares of Restricted Stock under the Plan in consideration of the Participant’s past and/or continued employment with or service to the Company or an Affiliate and for other good and valuable consideration.

(b) Escrow of Shares of Restricted Stock. The Company shall evidence the Restricted Shares in the manner that it deems appropriate. The Company may issue in the Recipient’s name a certificate or certificates representing the Restricted Shares and retain that certificate or those certificates until the restrictions on such Restricted Shares expire as contemplated in Section 1(e) of this Agreement and described in the Grant Notice or the Restricted Shares are forfeited as contemplated in Section 1(d) of this Agreement and described in the Grant Notice. If the Company certificates the Restricted Shares, the Recipient shall execute one or more stock powers in blank for those certificates and deliver those stock powers to the Company. The Company shall hold the Restricted Shares and the related stock powers pursuant to the terms of this Agreement, if applicable, until such time as (i) a certificate or certificates for the Restricted Shares are delivered to the Recipient, (ii) the Restricted Shares are otherwise transferred to the Recipient free of restrictions, or (iii) the Restricted Shares are canceled and forfeited pursuant to this Agreement.

(c) Ownership of Shares of Restricted Stock. From and after the time the Restricted Shares are issued in the Recipient’s name, the Recipient will be entitled to all the rights of absolute ownership of the Restricted Shares, including the right to vote those shares and to receive dividends thereon if, as, and when declared by the Board, subject, however, to the terms, conditions and restrictions set forth in this Agreement; provided, however, that each dividend payment will be made no later than the end of the calendar year in which the dividends are paid to the holders of Common Stock or, if later, the 15th day of the third month following the date the dividends are paid to the holders of Common Stock.

(d) Restrictions; Forfeiture. The Restricted Shares are restricted in that they may not be sold, transferred or otherwise alienated or hypothecated until these restrictions are removed or expire as contemplated in Section 1(e) of this Agreement and as described in the Grant Notice. The Restricted Shares are also restricted in the sense that they may be forfeited to the Company (the “Forfeiture Restrictions”). The Recipient hereby agree that if the Restricted Shares are forfeited, the Company shall deliver the Restricted Shares to the Company’s transfer agent for, at the Company’s election, cancellation or transfer to the Company.

(e) Expiration of Restrictions and Risk of Forfeiture. The restrictions on the Restricted Shares granted pursuant to this Agreement will expire and the Restricted Shares will become transferable and nonforfeitable as set forth in the Grant Notice, except as otherwise provided in this Agreement.

2. Transferability of Shares of Common Stock Acquired under Award.

A holder of shares of Common Stock acquired pursuant to this Award (“Acquired Shares”) or any beneficial interest therein (a “Holder”) may not transfer any Acquired Shares, or any beneficial interest therein, unless:

(a) the Acquired Shares subject to the transfer are then registered under the Securities Act and any applicable state securities or “blue sky” laws or, if such Acquired Shares are not then so registered, the Company has determined that such transfer would be exempt from the registration requirements of the Securities Act and such state laws;

(b) such transfer complies with all other applicable laws and regulations and contractual obligations applicable to or binding on the Company, the Common Stock or the Holder;

(c) the transferee (if other than the Company) agrees in writing (in such form as the Company may require) to be bound by the provisions of this Section 2 and of Section 3 through Section 7 below with respect to such Acquired Shares, or interest therein, and any subsequent transfer thereof; and

(d) such transfer satisfies one or more of the following conditions:

(i) such transfer is approved in advance by the Committee in writing;

(ii) such transfer is made to the Company;

(iii) such transfer is made to (A) any member of the Holder’s immediate family (i.e., spouse, lineal descendant, father, mother, brother or sister), (B) any custodian or trustee for the Holder’s account and/or the account of one or more members of the Holder’s immediate family or (C) any limited partnership of which all of the general partners and limited partners consist of (1) the Holder, (2) one or more members of the Holder’s immediate family and/or (3) any trust of which only the Holder or one or more members of the Holder’s immediate family are the beneficiaries (such family members, custodians, trustees and limited partnerships are referred to collectively as “Related Persons”);

(iv) such transfer is made following the death of the Holder by will or pursuant to the laws of descent and distribution; or

(v) the Holder provides the Company with a Notice of Offer (as defined in Section 3(a) below) and such transfer is permitted by Section 3(e) below.

Any transfer or purported transfer by a Holder of any Acquired Shares, or any beneficial interest therein, that is not permitted by this Section 2 shall be null and void, and such Acquired Shares (together with any other Acquired Shares held by such Holder) shall thereupon become subject to the Company’s right of repurchase pursuant to Section 4 below.

3. Right of First Refusal.

(a) Notice of Offer. A Holder may at any time, and from time to time, provide the Company with a written notice (a “Notice of Offer”) that the Holder desires to transfer all of any portion of the Acquired Shares to a third party pursuant to a bona fide written offer (the “Offer”), a copy of which shall be enclosed with the Notice of Offer. The Notice of Offer shall set forth the number of Acquired Shares that the Holder desires to sell (the “Offered Shares”), the name of the person to whom the Holder desires to make such sale (the “Transferee”), the form and amount of consideration that has been offered in connection with the Offer and the other material terms and conditions of the Offer. The Notice of Offer shall also set forth the Holder’s irrevocable offer to sell the Offered Shares to the Company for the lesser of (i) the aggregate purchase price set forth in the Offer or (ii) the aggregate Fair Market Value of the Offered Shares as of the date of the Notice of Offer (such lesser amount, the “Offer Price”), in accordance with this Section 3.

(b) Company Right of Purchase. Upon receipt of a Notice of Offer, the Company shall have the right and option (but not the obligation) to purchase all (but not less than all) of the Offered Shares for the Offer Price in accordance with this Section 3. The Company will be entitled to exercise this right at any time during the period (the “Offer Period”) beginning on the date the Notice of Offer is delivered to the Secretary of the Company and ending on the thirtieth (30th) day thereafter; provided, however, that if non-cash consideration is specified in the Offer, the end of the Offer Period will be tolled until such later date that is ten (10) days after the final determination of the fair market value of such non-cash consideration pursuant to Section 3(f) below.

(c) Exercise of Purchase Right. To exercise such purchase right, the Company must provide the Holder with a notice of exercise (an “Exercise Notice”) during the Offer Period. The Exercise Notice shall state that the Company is exercising its right and option to purchase from the Holder all (but not less than all) of the Offered Shares for the Offer Price. The Exercise Notice shall also set forth the Fair Market Value of the Offered Shares as of the date of the Notice of Offer (determined in accordance with the Plan), the Offer Price and the date on which the purchase of the Offered Shares will be settled (which date shall be no later than ten (10) days after the Exercise Notice is delivered to the Holder).

(d) Closing of Purchase. The settlement of the Company’s purchase of the Offered Shares will be effected by the Holder’s delivery to the Company of the certificate(s) representing the Offered Shares (properly endorsed for transfer), free and clear of all liens and encumbrances, and such other instruments of transfer as the Company may reasonably request, against payment by the Company to the Holder of the Offer Price in cash (by check or such other means as the Company and the Holder may agree) or by cancellation of indebtedness owed by the Holder to the Company.

(e) Conditions of Permitted Transfer. If the Company does not provide the Holder with an Exercise Notice during the Offer Period pursuant to Section 3(c) above (or if the Company timely provides the Holder with an Exercise Notice but does not timely consummate the purchase of the Offered Shares pursuant to Section 3(d) above), the Holder may sell the Offered Shares to the Transferee during the sixty (60) day period commencing on the expiration of the Offer Period on the terms and conditions specified in the Offer.

(f) Valuation of Non-Cash Consideration. If the consideration that has been offered in connection with the Offer includes any non-cash consideration, the dollar value of such non-cash consideration for purposes of calculating the Offer Price will be its fair market value, as reasonably determined by the Committee in good faith as soon as practicable following the Company’s receipt of the Notice of Offer.

4. Rights of Repurchase of Acquired Shares.

(a) Triggering Events. The Company shall have the right and option (but not the obligation) to purchase all (or any lesser portion that the Company may elect) of the Acquired Shares held by a Holder from such Holder in any of the following circumstances:

(i) if the Holder is the Recipient (or a Related Person of the Recipient), upon the termination of the Continuous Service of the Recipient for Cause;

(ii) upon the transfer or purported transfer of any Acquired Shares, or any beneficial interest therein, by the Holder (or a Related Person of the Holder) in violation of Section 2; or

(iii) upon any involuntary transfer of any Acquired Shares, or any beneficial interest therein, by the Holder (whether upon the death, divorce or bankruptcy of the Holder or for any other reason), other than a transfer made upon the death of the Holder by will or pursuant to the laws of descent and distribution if such transfer satisfies the conditions set forth in Section 2; provided, however, that rights of repurchase pursuant to this clause (iii) shall extend to only the Acquired Shares that are subject to such involuntary transfer (and not to any other Acquired Shares of the Holder).

(b) Exercise of Repurchase Right. The Company will be entitled to exercise a repurchase right pursuant to Section 4(a) at any time prior to the date that is twelve (12) months after the date on which the Company receives notice of (or the President or the Secretary of the Company otherwise has actual knowledge of) the events giving rise to such repurchase right (the “Repurchase Period”).

(c) Purchase Price Determination. The purchase price payable by the Company for each Acquired Share for which it exercises a repurchase right pursuant to this Section 4 shall be as follows:

(i) if the repurchase right arises under Section 4(a)(i), Section 4(a)(iii) or Section 4(a)(iv), the purchase price shall be the lesser of (A) the Purchase Price, as adjusted pursuant to Section 15(a) of the Plan, and (B) the Fair Market Value (determined in accordance with the Plan) as of the date of the event giving rise to the Company’s repurchase right; and

(ii) if the repurchase right arises under Section 4(a)(ii) or Section 4(a)(v), the purchase price shall be the Fair Market Value (determined in accordance with the Plan) as of the date of the event giving rise to the Company’s repurchase right.

(d) Exercise of Repurchase Right. To exercise such repurchase right, the Company must provide the Holder with a notice of exercise (a “Repurchase Notice”) during the Repurchase Period. The Repurchase Notice shall state that the Company is exercising its repurchase right, the number of Acquired Shares for which the Company is exercising its repurchase right, the purchase price payable by the Company for such shares (determined in accordance with Section 4(c)) and the date on which the repurchase of such shares will be settled (which date shall be no later than thirty (30) days after the Repurchase Notice is delivered to the Holder).

(e) Closing of Repurchase. The settlement of the Company’s repurchase of such Acquired Shares will be effected by the Holder’s delivery to the Company of the certificate(s) representing such shares (properly endorsed for transfer), free and clear of all liens and encumbrances, and such other instruments of transfer as the Company may reasonably request, against payment by the Company to the Holder of the purchase price in cash (by check or such other means as the Company and the Holder may agree) or by cancellation of indebtedness owed by the Holder to the Company.

5. Bring Along Rights.

(a) Approved Sale Covenants. If the Company provides written notice to a Holder that a Sale of the Company (as defined below) has been approved by a majority of the Board (an “Approved Sale”), each Holder shall (i) vote for such Approved Sale at any meeting of the stockholders of the Company or execute a written consent in lieu of such meeting to consent to and approve such Approved Sale (to the extent any such vote or consent is required to effect the Approved Sale or is otherwise desired by the Company), (ii) waive any dissenters’ rights, appraisal rights and other similar rights with respect to the Approved Sale and otherwise raise no objections against such Approved Sale or the process by which it was arranged, (iii) cooperate fully with the Company (and the purchasers) to effectuate the Approved Sale and (iv) execute and deliver such documents and instruments, and take such other actions, as the Company (and the purchasers) may reasonably request to effect the Approved Sale, including, without limitation, the execution of any merger, sale, redemption or other similar agreement and the making of customary representations, warranties and indemnifications (including participating in any escrow arrangements and similar arrangements). As used herein, “Sale of the Business” shall mean any transaction or series of related transactions (whether structured as a stock sale, recapitalization, merger, consolidation, reorganization, asset sale, joint venture or otherwise) negotiated on an arm’s-length basis that results, directly or indirectly, in the sale or transfer of all or substantially all of the assets of the Company or eighty percent (80%) of more of the shares of capital stock of the Company to an unaffiliated third party.

(b) Allocation of Liability. In connection with an Approved Sale, each Holder agrees to be severally liable (on the basis of such Holder’s pro rata share of the proceeds from the Approved Sale) for any indemnification or other obligations of the stockholders of the Company (through an acquisition agreement, contribution agreement or as otherwise requested by the Company), except that (i) the Holder shall not be liable for any obligations that relate specifically to another stockholder (such as indemnification with respect to representations and warranties given by such other stockholder regarding such other stockholder’s title to and ownership of capital stock) and (ii) the Holder may be solely liable for any obligations that relate specifically to such Holder.

(c) Conditions to Covenants. The covenants and obligations of a Holder with respect to an Approved Sale are subject to the conditions that (i) the consideration payable in connection with the Approved Sale and available for distribution to the stockholders of the Company must be allocated among such stockholders in accordance with the liquidation priorities set forth in the Certificate of Incorporation of the Company (as it may be amended and in effect from time to time) and (ii) each holder of a particular class or series of capital stock of the Company receives the same form and amount of consideration per share (and if any holder of a particular class or series of capital stock is given an option as to the form or amount of consideration to be received, all holders of such class or series must be given the same option).

(d) Purchaser Representative. If the Company enters into any negotiation or transaction for which Rule 506 promulgated by the Securities and Exchange Commission (the “SEC”) or any similar rule then in effect may be available, the Holder (if not then an “accredited investor” within the meaning of Rule 501(a) promulgated by the SEC) will, at the request of the Company, appoint a purchaser representative (as such term is defined in Rule 501 promulgated by the SEC) approved by the Company and the Company will pay the fees of such purchaser representative. If the Holder declines to appoint the purchaser representative approved by the Company, the Holder must appoint another purchaser representative and will be solely responsible for the fees of the purchaser representative so appointed.

(e) Sale Expenses. The Holder will bear his, her or its pro rata share (on the basis of such Holder’s pro rata share of the proceeds from the Approved Sale) of the reasonable costs of any Approved Sale (but only if the Approved Sale is actually consummated).

(f) Proxy Granted. For the purpose of enforcing the Holder’s obligations pursuant to this Section 5, each Holder hereby grants to the President of the Company, with respect to all of such Holder’s shares of capital stock of the Company entitled to vote, an irrevocable proxy (which is coupled with an interest) for the term of this Section 8 to act in such Holder’s name, place and stead, as such Holder’s true and lawful proxy and attorney-in-fact, to (i) vote such shares of capital stock at any annual, special or other meeting of the stockholders of the Company and at any adjournment thereof or pursuant to any consent in lieu of a meeting, or otherwise, in favor of an Approved Sale and (ii) execute such documents and instruments, and take such other actions, as the Company may deem necessary or advisable to consummate an Approved Sale and to effect the distribution of the net proceeds thereof, all with the full power and authority to do and perform everything proper and necessary or advisable to carry out and execute this proxy and power of attorney to the same extent as such Holder could do if personally present and acting in the premises.

6. Termination of Rights; Legends.

(a) Termination of Certain Provisions upon IPO. Section 2, Section 3, Section 4 and Section 5 shall terminate immediately upon the closing of, and shall not be applicable to, the Company’s first firm commitment underwritten public offering of its Common Stock pursuant to a registration statement under the Securities Act (excluding registration statements relating to employee benefit plans or with respect to corporate reorganizations or other transactions under Rule 145 of the Securities Act) in which the gross public offering proceeds to the Company are not less than twenty-five million dollars ($25,000,000).

(b) Required Certificate Legends. Each certificate representing Acquired Shares shall bear on its face the following legend so long as Section 2, Section 3, Section 4 and Section 5 remain in effect:

The shares of Stock represented by this certificate have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or under the securities laws of any state or any other jurisdiction, and may not be offered for sale, sold or otherwise transferred except pursuant to an effective registration statement under the Securities Act and applicable state securities laws, or pursuant to an exemption from registration thereunder, the availability of which is to be established to the satisfaction of the corporation.

The shares of stock represented by this certificate are subject to certain restrictions on transfer and to certain agreements relating to the voting and disposition of such shares pursuant to the terms of a Restricted Stock Award Agreement between the issuer of such shares and the initial holder of such shares. A copy of such restrictions and agreements will be furnished by the issuer to the record holder of this certificate without charge upon written request to the issuer at its principal place of business or registered office.

7. Market Stand Off.

Each Holder agrees that the Company (or a representative of the underwriters) may, in connection with the first underwritten registration of the offering of any securities of the Company under the Securities Act, require that such Holder not sell, dispose of, transfer, make any short sale of, grant any option for the purchase of, or enter into any hedging or similar transaction with the same economic effect as a sale with respect to, any shares of Common Stock or other securities of the Company held by such Holder, for a period of time specified by the underwriter(s) (not to exceed one hundred eighty (180) days) following the effective date of the registration statement of the Company filed under the Securities Act. Each such Holder further agrees to execute and deliver such other agreements as may be reasonably requested by the Company and/or the underwriter(s) that are consistent with the foregoing or that are necessary to give further effect thereto. In order to enforce the foregoing covenants, the Company may impose stop-transfer instructions with respect to each such Holder’s Common Stock or other securities of the Company until the end of such period.

8. Not an Employment or Service Contract.

This Agreement is not an employment or service contract. Nothing in this Agreement shall be deemed to create any obligation of the Recipient to continue in the employ or service of the Company (or an Affiliate) or any obligation of the Company (or an Affiliate) to continue the Recipient’s employment or engagement.

9. Withholding Obligations.

The Company may require the Recipient to pay to the Company (or the Company’s Subsidiary if the Recipient is an employee of a Subsidiary of the Company), an amount the Company deems appropriate to satisfy its (or its Subsidiary’s) current or future obligation to withhold federal, state or local income or other taxes that the Recipient incurs as a result of the Award. With respect to any required tax withholding, the Recipient may (a) direct the Company to withhold from the shares of Common Stock to be issued to the Recipient under this Agreement shares to satisfy such withholding, which determination will be based on the shares’ Fair Market Value at the time such determination is made; (b) deliver to the Company shares of Common Stock sufficient to satisfy such withholding, based on the shares’ Fair Market Value at the time such determination is made; or (c) deliver cash to the Company sufficient to satisfy such withholding obligations. If the Recipient desires to elect to use the stock withholding option described in subparagraph (a), the Recipient must make the election at the time and in the manner the Company prescribes. The Company, in its discretion, may deny the Recipient’s request to satisfy tax withholding using a method described under subparagraph (a) or (b). In the event the Company determines that the aggregate Fair Market Value of the shares of Common Stock withheld as payment of any tax withholding is insufficient to discharge its tax withholding obligation, then the Recipient must pay to the Company, in cash, the amount of that deficiency immediately upon the Company’s request.

10. Section 83(b) Election.

In the event Recipient determines to make an election under Section 83(b) of the Internal Revenue Code of 1986, as amended (the “Code”) (an “83(b) Election”) (a form of which is attached hereto as Exhibit A), the Recipient hereby represents that he understands (a) the contents and requirements of the 83(b) Election, (b) the application of Section 83(b) of the Code to the receipt of the Restricted Shares by the Recipient pursuant to this Agreement, (c) the nature of the election to be made by the Recipient under Section 83(b) of the Code, (d) the effect and requirements of the 83(b) Election under relevant state and local tax laws, (e) that the 83(b) Election must be filed with the Internal Revenue Service within thirty (30) days following the Grant Date, and (vi) that the Recipient must submit a copy of such election to the Company.

11. Notices.

Any notices provided for in this Agreement or the Plan shall be given in writing and shall be deemed effectively given upon receipt or, in the case of notices delivered by the Company to any Holder, five (5) days after deposit in the United States mail, postage prepaid, addressed to such Holder at the last address provided to the Company.

12. Governing Plan Document.

The Restricted Shares are subject to all of the provisions of the Plan and are further subject to all interpretations, amendments, rules and regulations that may from time to time be promulgated and adopted pursuant to the Plan. In the event of any conflict between the provisions of this Agreement and those of the Plan, the provisions of the Plan shall control.

By signing the Grant Notice or otherwise accepting the Restricted Shares, the Recipient agrees to be bound by terms of the Agreement and the Plan.

EXHIBIT A

October __, 2021

Certified Mail
Return Receipt Requested

Department of the Treasury
Internal Revenue Service Center
Austin, TX 73301-0002

Re: § 83(b) Election

Dear Sir or Madam:

Enclosed please find a signed election under § 83(b) of the Internal Revenue Code in connection with my receipt of shares of restricted stock in ASP Isotopes Inc.

Sincerely,

Enclosure

October __, 2021

By Hand Delivery

ASP Isotopes Inc.

[ADDRESS]

Re: § 83(b) Election

Enclosed please find a copy of the election I have filed pursuant to § 83(b) of the Internal Revenue Code. This copy is being furnished to you in accordance with Treasury Regulation § 1.83-2(d).

Sincerely,

Enclosure

ELECTION UNDER SECTION 83(b)

OF THE INTERNAL REVENUE CODE OF 1986

This statement is made under Section 83(b) of the Internal Revenue Code of 1986, as amended, pursuant to Section 1.83-2 of the regulations.

1. The taxpayer who performed the services is:

Name:
Address:	________________________________________ ________________________________________
Social Security No.:	________________________________________
Taxable Year:	2021

2. The property with respect to which the election is made is __________ shares of the voting common stock of ASP Isotope Inc., a Delaware corporation (the “Company”).

3. The property was transferred to the undersigned on October 27, 2021.

4. The property is subject to forfeiture conditions (200,000 shares of restricted stock vest on each of the first, second and third anniversary of the date of grant). The property may not be sold, assigned, transferred, pledged or otherwise encumbered until the forfeiture conditions lapse.

5. The fair market value of such property at the time of transfer (determined without regard to any restriction other than a restriction which by its terms will never lapse) is $[_____]

6. For the property transferred, the undersigned paid no purchase price.

7. The amount to include in gross income is $[_____]

8. A copy of this statement was furnished to the Company for whom taxpayer rendered the services underlying the transfer of such property.

9. This statement is executed on October __, 2021.

__________________________________ Signature of Taxpayer’s Spouse (if any)	_________________________________ Signature of Taxpayer

This election must be filed within 30 days after the date of transfer with the Internal Revenue Service Center with which taxpayer files his or her federal income tax returns. This filing should be made by registered or certified mail, return receipt requested. Taxpayer must retain a copy for his or her records.